WINGSTOP FUNDING LLC,

as Issuer
and
CITIBANK, N.A.,

as Trustee and Series 2024-1 Securities Intermediary

SERIES 2024-1 SUPPLEMENT
Dated as of December 3, 2024
to
SECOND AMENDED AND RESTATED BASE INDENTURE
Dated as of March 9, 2022

$500,000,000 Series 2024-1 5.858% Fixed Rate Senior Secured Notes, Class A-2

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ANNEXES

Annex A	Series 2024-1 Supplemental Definitions List

EXHIBITS

Exhibit A-1:	Form of Rule 144A Global Series 2024-1 Class A-2 Note
Exhibit A-2:	Form of Temporary Regulation S Global Series 2024-1 Class A-2 Note
Exhibit A-3:	Form of Permanent Regulation S Global Series 2024-1 Class A-2 Note
Exhibit B-1:	Form of Transferee Certificate - Series 2024-1 Class A-2 Notes, Rule 144A to Temporary Regulation S
Exhibit B-2:	Form of Transferee Certificate - Series 2024-1 Class A-2 Notes, Rule 144A to Permanent Regulation S
Exhibit B-3:	Form of Transferee Certificate - Series 2024-1 Class A-2 Notes, Temporary Regulation S or Permanent Regulation S to Rule 144A

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This SERIES 2024-1 SUPPLEMENT, dated as of December 3, 2024 (this “Series Supplement”), is entered into by and between WINGSTOP FUNDING LLC, a Delaware limited liability company, as the issuer (the “Issuer”), and CITIBANK, N.A., a national banking association, as the trustee (in such capacity, the “Trustee”) and as Series 2024-1 Securities Intermediary, and is a Series Supplement to the Second Amended and Restated Base Indenture, dated as of March 9, 2022, by and between the Issuer and Citibank, N.A., as the Trustee and as Securities Intermediary (as amended by the First Supplement to the Second Amended and Restated Base Indenture, dated as of the date hereof and as further amended, amended and restated, modified or supplemented from time to time, exclusive of Series Supplements, the “Base Indenture”).
PRELIMINARY STATEMENT
WHEREAS, Sections 2.2 and 13.1 of the Base Indenture provide, among other things, that the Issuer and the Trustee may at any time and from time to time enter into a Series Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes (as defined in Annex A of the Base Indenture) upon satisfaction of the conditions set forth therein; and
WHEREAS, all such conditions have been met for the issuance of the Series of Notes authorized hereunder.
NOW, THEREFORE, the parties hereto agree as follows:
DESIGNATION
There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Series Supplement, and such Series of Notes shall be designated as the Series 2024-1 Notes. On the Series 2024-1 Closing Date, one (1) Class of Notes of such Series of Notes shall be issued: Series 2024-1 5.858% Fixed Rate Senior Secured Notes, Class A-2 (as referred to herein, the “Series 2024-1 Class A-2 Notes” or the “Series 2024-1 Notes”).
For purposes of the Base Indenture and this Series Supplement, the Series 2024-1 Class A-2 Notes shall be deemed to be a Class of “Senior Notes”.
ARTICLE 1

DEFINITIONS; RULES OF CONSTRUCTION
All capitalized terms used herein (including in the preamble and the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Series 2024-1 Supplemental Definitions List attached hereto as Annex A (the “Series 2024-1 Supplemental Definitions List”) as such Series 2024-1 Supplemental Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof. All capitalized terms not otherwise defined herein or therein shall have the meanings assigned thereto in the Base Indenture or the Base Indenture Definitions List attached to the Base Indenture as Annex A thereto, as such Base Indenture or Base Indenture Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Base Indenture. Unless otherwise specified herein, all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of this Series Supplement. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2024-1 Notes and not to any other Series of Notes issued by the Issuer. The rules of construction set forth in Section 1.4 of the Base Indenture shall apply for all purposes under this Series Supplement.
ARTICLE II

Reserved
ARTICLE III

SERIES 2024-1 ALLOCATIONS; PAYMENTS
With respect to the Series 2024-1 Notes only, the following shall apply:
Section 3.1     Allocations with Respect to the Series 2024-1 Notes. On the Series 2024-1 Closing Date, (i) the net proceeds from the issuance and sale of the Series 2024-1 Class A-2 Notes to the Initial Purchasers shall be paid to, or at the direction of, the Issuer and (ii) the Issuer shall apply such net proceeds to, among other things, make an initial deposit into the Senior Notes Interest Reserve Account and/or arrange for the issuance of an Interest Reserve Letter of Credit in an aggregate then undrawn and unexpired face amount equal to or, at the election of the Manager, greater than the Initial Senior Notes Interest Reserve Deposit.
Section 3.2    Application of Collections on Weekly Allocation Dates to the Series 2024-1 Notes. On each Weekly Allocation Date, the Issuer (or the Manager on its behalf) shall deliver a Weekly Manager’s Certificate to the Trustee, which Weekly Manager’s Certificate or, if applicable, an Omitted Payable Sums Certification, will instruct the Trustee to allocate from the Collection Account to the applicable Indenture Trust Account all amounts relating to the Series 2024-1 Notes pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.
Section 3.3    Certain Distributions from Series 2024-1 Class A-2 Distribution Account. On each Quarterly Payment Date, based solely upon the most recent Quarterly Noteholders’ Report and in accordance with the order of priority set forth therein, the Trustee shall, in accordance with Section 6.1 of the Base Indenture, remit to the Series 2024-1 Class A-2 Noteholders from the Series 2024-1 Class A-2 Distribution Account, the amounts withdrawn from the Senior Notes Interest Payment Account, the Senior Notes Principal Payment Account, the Senior Notes Post-ARD Contingent Additional Interest Account or otherwise, as applicable, pursuant to Section 5.12(a), (d), (h) or otherwise, as applicable, of the Base Indenture, and deposited in the Series 2024-1 Class A-2 Distribution Account for the payment of interest and, to the extent applicable, principal or other amounts in respect of the Series 2024-1 Class A-2 Notes on such Quarterly Payment Date.
Section 3.4    Reserved.
Section 3.5    Series 2024-1 Class A-2 Interest.
(a)Series 2024-1 Class A-2 Notes Interest. From the Series 2024-1 Closing Date until the Series 2024-1 Class A-2 Outstanding Principal Amount has been paid in full, the Series 2024-1 Class A-2 Outstanding Principal Amount will accrue interest for each Interest Accrual Period (after giving effect to all payments of principal (if any) made to Series 2024-1 Class A-2 Noteholders as of the first day of such Interest Accrual Period, and also giving effect to prepayments, repurchases and cancellations of Series 2024-1 Class A-2 Notes during such Interest Accrual Period) at the Series 2024-1 Class A-2 Note Rate. Such accrued interest will be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, commencing on the Initial Quarterly Payment Date; provided that in any event all accrued but unpaid interest shall be due and payable in full on the Series 2024-1 Legal Final Maturity Date, on any Series 2024-1 Prepayment Date with respect to a prepayment in full of the Series 2024-1 Class A-2 Notes or on any other day on which all of the Series 2024-1 Class A-2 Outstanding Principal Amount is required to be paid in full. To the extent any interest accruing at the Series 2024-1 Class A-2 Note Rate is not paid when due, such unpaid interest will accrue interest at the Series 2024-1 Class A-2 Note Rate. All computations of interest at the Series 2024-1 Class A-2 Note Rate shall be made on a 30/360 Day Basis.
(b)Series 2024-1 Class A-2 Quarterly Post-ARD Contingent Additional Interest.
(i)Post-ARD Contingent Additional Interest. From and after the Series 2024-1 Class A-2 Anticipated Repayment Date, if the Series 2024-1 Final Payment has not been made on the Series 2024-1 Class A-2 Notes, then additional interest (the “Series 2024-1 Class A-2 Quarterly Post-ARD Contingent Additional Interest”) will accrue on the Series 2024-1 Class A-2 Outstanding Principal Amount at an interest rate equal to the rate determined by the Manager to be the greater of (I) 5.0% per annum and (II) a per annum rate equal to the amount, if any, by which the sum of the following exceeds the Series 2024-1 Class A-2 Note Rate: (A) the yield to maturity (adjusted to a quarterly bond-equivalent basis) on the Series 2024-1 Class A-2 Anticipated Repayment Date of the United States Treasury Security having a term closest to 10 years, plus (B) 5.0%, plus (C) 1.60% (the “Series 2024-1 Class A-2 Quarterly Post-ARD Contingent Additional Interest Rate”). In addition, regular interest will continue to accrue at the Series 2024-1 Class A-2 Note Rate from and after the Series 2024-1 Class A-2 Anticipated Repayment Date. All computations of Series 2024-1 Class A-2 Quarterly Post-ARD Contingent Additional Interest shall be made on a 30/360 Day Basis.
(ii)Payment of Series 2024-1 Class A-2 Quarterly Post-ARD Contingent Additional Interest. Amounts accrued in respect of Series 2024-1 Class A-2 Quarterly Post-ARD Contingent Additional Interest will be due and payable on any applicable Quarterly Payment Date as and when amounts are made available for payment thereof (I) on any related Weekly Allocation Date in accordance with the Priority of Payments and (II) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so made available. The failure to pay any Series 2024-1 Class A-2 Quarterly Post-ARD Contingent Additional Interest in excess of available amounts in accordance with the foregoing (including on the Series 2024-1 Legal Final Maturity Date) will not be an Event of Default and interest will not accrue on any unpaid portion thereof; provided that in any event all accrued but unpaid Series 2024-1 Class A-2 Quarterly Post-ARD Contingent Additional Interest shall be due and payable in full on the Series 2024-1 Legal Final Maturity Date, on any Series 2024-1 Prepayment Date with respect to a prepayment in full of the Series 2024-1 Class A-2 Notes or otherwise as part of any Series 2024-1 Final Payment.
(c)Series 2024-1 Class A-2 Initial Interest Accrual Period. The initial Interest Accrual Period for the Series 2024-1 Class A-2 Notes shall commence on (and include) the Series 2024-1 Closing Date and end on (but exclude) the Initial Quarterly Payment Date.
Section 3.6    Payment of Series 2024-1 Class A-2 Note Principal.
(a)Series 2024-1 Class A-2 Notes Principal Payment on the Series 2024-1 Class A-2 Legal Final Maturity Date. The Series 2024-1 Class A-2 Outstanding Principal Amount shall be due and payable on the Series 2024-1 Legal Final Maturity Date. The Series

2024-1 Class A-2 Outstanding Principal Amount is not prepayable, in whole or in part, except as set forth in the Base Indenture and this Section 3.6.
(b)Series 2024-1 Class A-2 Anticipated Repayment Date. The Series 2024-1 Final Payment Date is anticipated to occur on the Quarterly Payment Date occurring in December 2031 (the “Series 2024-1 Class A-2 Anticipated Repayment Date”).
(c)Payment of Series 2024-1 Class A-2 Notes Scheduled Principal Payment Amounts. Series 2024-1 Class A-2 Notes Scheduled Principal Payment Amounts will be due and payable in accordance with the definition thereof on any applicable Quarterly Payment Date, commencing on the Quarterly Payment Date in March 2025 and prior to the Series 2024-1 Class A-2 Anticipated Repayment Date, as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments, subject to the terms set forth in the Base Indenture; and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so made available, and failure to pay any Series 2024-1 Class A-2 Notes Scheduled Principal Payment Amounts in excess of available amounts in accordance with the foregoing will not be an Event of Default; provided that Series 2024-1 Class A-2 Notes Scheduled Principal Payment Amounts shall only be due and payable on a Quarterly Payment Date if the Series 2024-1 Class A-2 Non-Amortization Test is not satisfied for such Quarterly Payment Date (as measured on the related Series 2024-1 Non-Amortization Test Date); provided, further, that if the Series 2024-1 Class A-2 Non-Amortization Test is satisfied as of the related Series 2024-1 Non-Amortization Test Date for a Quarterly Payment Date, the Issuer may, solely at its option, exercised on the Quarterly Calculation Date with respect to such Quarterly Payment Date, prior to the Series 2024-1 Class A-2 Anticipated Repayment Date, pay all or any part of such Series 2024-1 Class A-2 Notes Scheduled Principal Payment Amounts on such Quarterly Payment Date in an amount not to exceed the Series 2024-1 Class A-2 Notes Scheduled Principal Payment Amount that would otherwise be due on such Quarterly Payment Date if the Series 2024-1 Class A-2 Non-Amortization Test was not satisfied. There will be no scheduled payment of principal of the Series 2024-1 Class A-2 Notes (and therefore the Series 2024-1 Class A-2 Non-Amortization Test will not be applicable) on the Initial Quarterly Payment Date.
(d)Series 2024-1 Class A-2 Notes Mandatory Payments of Principal. During any Rapid Amortization Period, principal payments shall be due and payable on each Quarterly Payment Date on the Series 2024-1 Class A-2 Notes as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so made available; provided, however, with respect to a Rapid Amortization Event pursuant to Section 9.1(d) of the Base Indenture, if the DSCR is greater than 2.00x as of the Series 2024-1 Class A-2 Anticipated Repayment Date, and the Series 2024-1 Class A-2 Notes are repaid or refinanced within one (1) calendar year from the Series 2024-1 Class A-2 Anticipated Repayment Date, such Rapid Amortization Event will no longer be in effect following such repayment or refinancing. Such payments shall be ratably allocated among the Series 2024-1 Class A-2 Noteholders based on their respective portion of the Series 2024-1 Class A-2 Outstanding Principal Amount.
(e)Series 2024-1 Class A-2 Make-Whole Prepayment Consideration Payments; Series 2024-1 Class A-2 Call Redemption Premium.

(i)In connection with (i) any mandatory prepayment of any Series 2024-1 Class A-2 Notes made with any Asset Disposition Proceeds pursuant to Section 3.6(h) or (ii) any optional prepayment of any Series 2024-1 Class A-2 Notes made pursuant to Section 3.6(f), in each case of clause (i) and (ii), made prior to the Quarterly Payment Date in the Target Month (the “Prepayment Consideration End Date”) (each, a “Series 2024-1 Class A-2 Prepayment”), the Issuer shall pay, in the manner described herein, the Series 2024-1 Class A-2 Make-Whole Prepayment Consideration to the Series 2024-1 Class A-2 Noteholders with respect to the principal portion of the Series 2024-1 Prepayment Amount.
(ii) The Series 2024-1 Class A-2 Call Redemption Premium will be payable in lieu of the applicable Series 2024-1 Class A-2 Make-Whole Prepayment Consideration on the Series 2024-1 Class A-2 Notes by the Issuer upon any redemption or refinancing of the Series 2020-1 Class A-2 Notes, the Series 2022-1 Class A-1 Notes, the Series 2022-1 Class A-2 Notes and the Series 2024-1 Class A-2 Notes in full at any time on or after the Quarterly Payment Date in March 2027 and on or prior to the Quarterly Payment Date in December 2027. The “Series 2024-1 Class A-2 Call Redemption Premium” means an amount equal to the lower of (A)(x) the product of (i) the Outstanding Principal Amount of the Series 2024-1 Class A-2 Notes at the time of the redemption or refinancing of the Series 2024-1 Class A-2 Notes in full and (ii) 101% minus (y) the Outstanding Principal Amount of the Series 2024-1 Class A-2 Notes being prepaid and (B) the applicable Series 2024-1 Class A-2 Make-Whole Prepayment Consideration otherwise payable with respect to such Outstanding Principal Amount of such Series 2024-1 Class A-2 Notes. In the event that the Series 2024-1 Class A-2 Call Redemption Premium is paid, such amount will be in lieu of any Series 2024-1 Class A-2 Make-Whole Prepayment Consideration otherwise required to be paid on the Series 2024-1 Class A-2 Notes being repaid in full. For purposes of the Base Indenture, “Series 2024-1 Class A-2 Call Redemption Premium” shall be deemed to be a “Prepayment Consideration”.
(iii)For the avoidance of doubt, no Series 2024-1 Class A-2 Make-Whole Prepayment Consideration or Series 2024-1 Class A-2 Call Redemption Premium (as applicable) shall be payable in connection with any prepayment that is not a Series 2024-1 Class A-2 Prepayment, including (i) prepayments funded by Indemnification Amounts or Insurance/Condemnation Proceeds, (ii) any mandatory prepayment of principal of the Series 2024-1 Class A-2 Notes due to a Rapid Amortization Event, (iii) the payments of Series 2024-1 Class A-2 Notes Scheduled Principal Payment Amounts, Series 2024-1 Class A-2 Optional Scheduled Principal Payments and Series 2024-1 Class A-2 Notes Scheduled Principal Payment Deficiency Amounts, (iv) prepayments made with funds in the Cash Trap Reserve Account (other than optional prepayments of Senior Notes made with funds in the Cash Trap Reserve Account at the sole discretion of the Issuer in accordance with the CTOP Payment Priority, for which Series 2024-1 Class A-2 Make-Whole Prepayment Consideration will be payable), (v) prepayments pursuant to the EU/UK Applicable Investor Put Option and (vi) cancellations of Series 2024-1 Class A-2 Notes.
(f)Optional Prepayment of Series 2024-1 Class A-2 Notes. Subject to Sections 3.6(e) and 3.6(g), the Issuer shall have the option to prepay (including, without limitation, optional prepayments from the Cash Trap Reserve Account paid in accordance with the CTOP Payment Priority and prepayments with the proceeds of equity contributions) the Outstanding Principal Amount of the Series 2024-1 Class A-2 Notes in whole or in part on any Business Day that is specified as the Series 2024-1 Prepayment Date in the applicable Prepayment Notice (each, an “Optional Prepayment Date”); provided, that no such optional prepayment may be made unless the following conditions shall be satisfied:

(i)    in the case of a prepayment of the Series 2024-1 Class A-2 Notes in part:
(A)    the amount on deposit in the Series 2024-1 Class A-2 Distribution Account (including amounts to be transferred from the Cash Trap Reserve Account), together with the amount on deposit in the Senior Notes Principal Payment Account that is allocable to the Series 2024-1 Class A-2 Notes to be prepaid, is sufficient to pay the principal amount of the Series 2024-1 Class A-2 Notes to be prepaid and any Series 2024-1 Class A-2 Make-Whole Prepayment Consideration or Series 2024-1 Class A-2 Call Redemption Premium (as applicable) required pursuant to Section 3.6(e);
(B)    the amounts on deposit in, or allocable to, the Series 2024-1 Class A-2 Distribution Account to be distributed on the Quarterly Payment Date which coincides with, or immediately follows, such Optional Prepayment Date, as the case may be, are sufficient to pay (in addition to the amounts described in clause (i)(A)) the Prepayment Condition Amounts on such Quarterly Payment Date; and
(C)    if such prepayment is not made on a Quarterly Payment Date, the amounts on deposit in the Senior Notes Interest Payment Account allocable to the Series 2024-1 Class A-2 Notes, or other available amounts, are sufficient to pay all accrued and unpaid interest on the principal amount to be prepaid on such Optional Prepayment Date; and
(ii)    in the case of an optional prepayment of the Series 2024-1 Class A-2 Notes in whole:
(A)    the amounts on deposit in the Indenture Trust Accounts, the Series 2024-1 Class A-2 Distribution Account (after giving effect to the applicable allocations set forth therein on such Optional Prepayment Date pursuant to Section 3.6(i)(iii)), or other available amounts, in each case allocable to the Series 2024-1 Class A-2 Notes, are sufficient to pay all outstanding monetary Obligations (including unreimbursed Advances with interest thereon at the Advance Interest Rate, unpaid fees and Securitization Operating Expenses) in respect of the Series 2024-1 Class A-2 Notes, including unpaid interest accrued in respect of the period on and prior to such Optional Prepayment Date, and
(B)    the amounts on deposit in the Collection Account, the Indenture Trust Accounts or otherwise available are reasonably expected by the Manager to be sufficient to pay the Prepayment Condition Amounts, other than with respect to the Series 2024-1 Class A-2 Notes, on the immediately following Quarterly Payment Date, if any, or are sufficient to pay such amounts on such Optional Prepayment Date, if such date is a Quarterly Payment Date, or, in each case, any shortfalls in such amounts have been deposited to the applicable accounts.
(g)Notices of Prepayments.
(i)The Issuer shall give prior written notice (each, a “Prepayment Notice”) at least fifteen (15) Business Days but not more than twenty (20) Business Days prior to any Series 2024-1 Prepayment with respect to the Series 2024-1 Class A-2 Notes pursuant to Section 3.6(f) to each Series 2024-1 Class A-2 Noteholder, the Rating Agency, the Servicer, the Control Party and the Trustee; provided that at the written request of the Issuer, such notice to the affected Series 2024-1 Class A-2 Noteholders shall be given by the Trustee in the name and at the expense of the Issuer. In connection with any such Prepayment Notice, the Issuer shall provide a written instruction to the Trustee directing the Trustee to distribute such prepayment in accordance with the applicable provisions of Section 3.6.
(ii)With respect to each such Series 2024-1 Prepayment, the related Prepayment Notice shall, in each case, specify (A) whether such prepayment is optional or mandatory, (B) the Series 2024-1 Prepayment Date on which such prepayment will be made, which in all cases shall be a Business Day, (C) the Series 2024-1 Prepayment Amount and (D) if such Series 2024-1 Prepayment is subject to Series 2024-1 Class A-2 Make-Whole Prepayment Consideration or Series 2024-1 Class A-2 Call Redemption Premium, the Series 2024-1 Class A-2 Make-Whole Prepayment Consideration Calculation Date selected by the Issuer.
(iii)Any such optional prepayment and Prepayment Notice may, in the Issuer’s discretion, be subject to the satisfaction of one or more conditions precedent, including but not limited to the occurrence of a Change of Control. The Issuer shall have the option to provide in any Prepayment Notice that the payment of the amounts set forth in Section 3.6(f) and the performance of the Issuer’s obligations with respect to such optional prepayment may be performed by another Person.
(iv)The Issuer shall have the option, by written notice to the Trustee, the Control Party, the Rating Agency and the affected Noteholders, to revoke, or amend the Series 2024-1 Prepayment Date set forth in, any Prepayment Notice relating to an optional prepayment at any time up to the second Business Day before the Series 2024-1 Prepayment Date set forth in such Prepayment Notice; provided that at the request of the Issuer, such notice to the Series 2024-1 Class A-2 Noteholders shall be given by the Trustee in the name and at the expense of the Issuer.
(h)Indemnification Amounts; Asset Disposition Proceeds; Insurance/Condemnation Proceeds. Any Indemnification Amounts, Asset Disposition Proceeds or Insurance/Condemnation Proceeds allocated to the Senior Notes Principal Payment Account in accordance with Section 5.11(i) of the Base Indenture shall be withdrawn from the Senior Notes Principal Payment Account in accordance with Section 5.12 (d) of the Base Indenture and deposited in the Series 2024-1 Class A-2 Distribution Account and used to prepay the Series 2024-1 Class A-2 Notes (based on their respective portion of the Series 2024-1 Class A-2 Outstanding Principal Amount), on the Quarterly Payment Date indicated in the Weekly Manager’s Certificate or Quarterly Noteholders Report, as applicable. In connection with any prepayment made with Indemnification Amounts or Insurance/Condemnation Proceeds pursuant to this Section 3.6(h), the Issuer shall not be obligated to pay any Series 2024-1 Class A-2 Make-Whole Prepayment Consideration. The Issuer shall, however, be obligated to pay any applicable Series 2024-1 Class A-2 Make-Whole Prepayment Consideration required to be paid pursuant to Section 3.6(e) in connection with any prepayment made with Asset Disposition Proceeds pursuant to this Section 3.6(h); provided, for avoidance of doubt, that it shall not constitute an Event of Default if any such Series 2024-1 Class A-2 Make-Whole Prepayment Consideration is not paid because insufficient funds are available to pay such Series 2024-1 Class A-2 Make-Whole Prepayment Consideration, in accordance with the Priority of Payments.
(i)Distributions of Optional Prepayments of Series 2024-1 Class A-2 Notes.

(i)No later than five (5) Business Days prior to the Series 2024-1 Prepayment Date for each Series 2024-1 Prepayment to be made pursuant to Section 3.6(f) in respect of the Series 2024-1 Class A-2 Notes, the Issuer shall provide the Trustee with a written report (“Optional Prepayment Issuer Order”) instructing the Trustee to withdraw from the Collection Account the amounts set forth in such Optional Prepayment Issuer Order. Such Optional Prepayment Issuer Order shall indicate (A) the Series 2024-1 Prepayment Amount to be transferred from the Collection Account to the Series 2024-1 Class A-2 Distribution Account and/or if applicable, the source of other funds to be deposited into the Series 2024-1 Distribution Account for such prepayment and (B) the amount to be distributed to the Series 2024-1 Class A-2 Noteholders with respect to principal, interest and, if any, Series 2024-1 Class A-2 Make-Whole Prepayment Consideration or Series 2024-1 Class A-2 Call Redemption Premium, as applicable. Such written report may be consolidated with additional payment instructions as necessary to effect other distributions occurring on, or substantially concurrently with, such Series 2024-1 Prepayment Date.
(ii)On the Series 2024-1 Prepayment Date for each Series 2024-1 Prepayment to be made pursuant to Section 3.6(f) in respect of the Series 2024-1 Class A-2 Notes, the Trustee shall, in accordance with Section 6.1 of the Base Indenture (except that, notwithstanding anything to the contrary therein, references to the distributions being made on a Quarterly Payment Date shall be deemed to be references to distributions made on such Series 2024-1 Prepayment Date and references to the Record Date shall be deemed to be references to the Prepayment Record Date) and based solely upon the applicable written instruction provided to the Trustee pursuant to Section 3.6(g), distribute to the Noteholders of record on the preceding Prepayment Record Date on a pro rata basis, based on their respective portion of the Series 2024-1 Class A-2 Outstanding Principal Amount, the amount on deposit in the Series 2024-1 Class A-2 Distribution Account in order to pay (without duplication) (A) the applicable portion of the Series 2024-1 Class A-2 Outstanding Principal Amount and any applicable Series 2024-1 Class A-2 Make-Whole Prepayment Consideration or Series 2024-1 Class A-2 Call Redemption Premium (as applicable) with respect thereto, (B) in the case of an optional prepayment on a Series 2024-1 Prepayment Date that is not a Quarterly Payment Date, interest on such portion of the Series 2024-1 Class A-2 Outstanding Principal Amount being prepaid, and (C) in the case of an optional prepayment in whole, the outstanding monetary Obligations described in Section 3.6(f)(ii)(A), in each case due and payable on such Series 2024-1 Prepayment Date.
(iii)If the Series 2024-1 Class A-2 Notes are paid in whole on a Series 2024-1 Prepayment Date that is not an Weekly Allocation Date, the Issuer shall have the option to instruct the Trustee to withdraw amounts on deposit in the Collection Account on such Series 2024-1 Prepayment Date and deposit such amounts in the Series 2024-1 Class A-2 Distribution Account, so long as the Issuer (or the Manager on its behalf) determines that the Residual Amount on the Weekly Allocation Date immediately following such Series 2024-1 Prepayment Date shall be greater than zero. The delivery of any such instruction to the Trustee shall be deemed to be a certification from the Issuer or the Manager, as applicable, as to the satisfaction of such condition, on which the Trustee may conclusively rely.
(j)Series 2024-1 Notices of Final Payment. The Issuer shall notify the Trustee, the Servicer and the Rating Agency on or before the Prepayment Record Date preceding the Series 2024-1 Prepayment Date that will be the Series 2024-1 Final Payment Date; provided, however, that with respect to any Series 2024-1 Final Payment that is made in connection with any mandatory or optional prepayment in full, the Issuer shall not be obligated to provide any additional notice to the Trustee, the Servicer or the Rating Agency of such Series 2024-1 Final Payment beyond the notice required to be given in connection with such prepayment pursuant to Section 3.6(g). The Trustee shall provide any written notice required under this Section 3.6(j) to each Person in whose name a Series 2024-1 Class A-2 Note is registered at the close of business on such Prepayment Record Date of the Series 2024-1 Prepayment Date that will be the Series 2024-1 Final Payment Date. Such written notice to be sent to the Series 2024-1 Class A-2 Noteholders shall be made at the expense of the Issuer and shall be mailed by the Trustee within five (5) Business Days of receipt of notice from the Issuer indicating that the Series 2024-1 Final Payment will be made and shall specify that such Series 2024-1 Final Payment will be payable only upon presentation and surrender (or deregistration, in the case of Uncertificated Notes) of the Series 2024-1 Class A-2 Notes, which such surrender shall also constitute a general release by the applicable Noteholder from any claims against the Securitization Entities, the Manager, the Trustee and their affiliates.
Section 3.7    Reserved.
Section 3.8    Series 2024-1 Class A-2 Distribution Account.
(a)Establishment of Series 2024-1 Class A-2 Distribution Account. The Trustee has established and shall maintain in the name of the Issuer subject to the lien of the Trustee for the benefit of the Series 2024-1 Class A-2 Noteholders an account (the “Series 2024-1 Class A-2 Distribution Account”) bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2024-1 Class A-2 Noteholders. The Series 2024-1 Class A-2 Distribution Account shall be an Eligible Account. Initially, the Series 2024-1 Class A-2 Distribution Account will be established with the Trustee. Amounts on deposit in the Series 2024-1 Class A-2 Distribution Account shall remain uninvested.
(b)Series 2024-1 Class A-2 Distribution Account Constitutes Additional Collateral for Series 2024-1 Class A-2 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2024-1 Class A-2 Notes, the Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2024-1 Class A-2 Noteholders, all of the Issuer’s right, title and interest, if any, in and to the following (whether now or hereafter existing or acquired): (i) the Series 2024-1 Class A-2 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2024-1 Class A-2 Distribution Account or the funds on deposit therein from time to time; (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2024-1 Class A-2 Distribution Account or the funds on deposit therein from time to time; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the “Series 2024-1 Class A-2 Distribution Account Collateral”).
(c)Termination of Series 2024-1 Class A-2 Distribution Account. On or after the date on which all accrued and unpaid interest on and principal of all Outstanding Series 2024-1 Class A-2 Notes have been paid, the Trustee, acting in accordance with the written instructions of the Issuer (or the Manager on its behalf), shall withdraw from the Series 2024-1 Class A-2 Distribution Account all amounts on deposit therein (and the proceeds of any other instruments and other property credited thereto) and deposit all such amount into the Collection Account for distribution pursuant to the Priority of Payments and all Liens, if any, created in favor of the Trustee for the benefit of the Series 2024-1 Class A-2 Noteholders under the Indenture with respect to Series 2024-1 Class A-2 Distribution Account shall be automatically released, and the Trustee, upon written request of the Issuer, at the written direction of the

Control Party, shall execute and deliver to the Issuer any and all documentation reasonably requested and prepared by the Issuer at the Issuer’s expense to effect or evidence the release by the Trustee of the Series 2024-1 Class A-2 Noteholders’ security interest in the Series 2024-1 Class A-2 Distribution Account Collateral.
Section 3.9    Trustee as Securities Intermediary.
(a)The Trustee or other Person holding the Series 2024-1 Class A-2 Distribution Account shall be the “Series 2024-1 Securities Intermediary”. If the Series 2024-1 Securities Intermediary in respect of the Series 2024-1 Class A-2 Distribution Account is not the Trustee, the Issuer shall obtain the express agreement of such other Person to the obligations of the Series 2024-1 Securities Intermediary set forth in this Section 3.9.
(b)The Series 2024-1 Securities Intermediary agrees that:
(i)The Series 2024-1 Class A-2 Distribution Account is an account to which Financial Assets will or may be credited;
(ii)The Series 2024-1 Class A-2 Distribution Accounts are “securities accounts” within the meaning of Section 8-501 of the New York UCC and the Series 2024-1 Securities Intermediary qualifies as a “securities intermediary” under Section 8-102(a) of the New York UCC;
(iii)All securities or other property (other than cash) underlying any Financial Assets credited to the Series 2024-1 Class A-2 Distribution Account shall be registered in the name of the Series 2024-1 Securities Intermediary, indorsed to the Series 2024-1 Securities Intermediary or in blank or credited to another securities account maintained in the name of the Series 2024-1 Securities Intermediary, and in no case will any Financial Asset credited to the Series 2024-1 Class A-2 Distribution Account be registered in the name of the Issuer, payable to the order of the Issuer or specially indorsed to the Issuer;
(iv)All property delivered to the Series 2024-1 Securities Intermediary pursuant to this Series Supplement will be promptly credited to the Series 2024-1 Class A-2 Distribution Account;
(v)Each item of property (whether investment property, security, instrument or cash) credited to the Series 2024-1 Class A-2 Distribution Account shall be treated as a Financial Asset;
(vi)If at any time the Series 2024-1 Securities Intermediary shall receive any entitlement order from the Trustee (including those directing transfer or redemption of any Financial Asset) relating to the Series 2024-1 Class A-2 Distribution Account, the Series 2024-1 Securities Intermediary shall comply with such entitlement order without further consent by the Issuer, any other Securitization Entity or any other Person;
(vii)The Series 2024-1 Class A-2 Distribution Account shall be governed by the laws of the State of New York, regardless of any provision of any other agreement. For purposes of all applicable UCCs, the State of New York shall be deemed to the Series 2024-1 Securities Intermediary’s jurisdiction and the Series 2024-1 Class A-2 Distribution Account (as well as the “security entitlements” (as defined in Section 8-102(a)(17) of the New York UCC) related thereto) shall be governed by the laws of the State of New York. The parties further agree that with respect to the Series 2024-1 Class A-2 Distribution Account the law applicable to all the issues in Article 2(1) of The Hague

Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary shall be the law of the State of New York;
(viii)The Series 2024-1 Securities Intermediary has not entered into, and until termination of this Series Supplement will not enter into, any agreement with any other Person relating to the Series 2024-1 Class A-2 Distribution Account and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with “entitlement orders” (as defined in Section 8-102(a)(8) of the New York UCC) of such other Person, and the Series 2024-1 Securities Intermediary has not entered into, and until the termination of this Series Supplement will not enter into, any agreement with the Issuer purporting to limit or condition the obligation of the Series 2024-1 Securities Intermediary to comply with entitlement orders as set forth in Section 3.9(b)(vi); and
(ix)Except for the claims and interest of the Trustee, the Secured Parties and the Securitization Entities in the Series 2024-1 Class A-2 Distribution Account, neither the Series 2024-1 Securities Intermediary nor, in the case of the Trustee, any Trust Officer knows of any claim to, or interest in, the Series 2024-1 Class A-2 Distribution Account or any Financial Asset credited thereto. If the Series 2024-1 Securities Intermediary or, in the case of the Trustee, a Trust Officer has Actual Knowledge of the assertion by any other person of any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Series 2024-1 Class A-2 Distribution Account or any Financial Asset carried therein, the Series 2024-1 Securities Intermediary will promptly notify the Trustee, the Manager, the Servicer and the Issuer thereof.
(c)At any time after the occurrence and during the continuation of an Event of Default, the Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2024-1 Class A-2 Distribution Account and in all proceeds thereof, and shall (acting at the direction of the Control Party (at the direction of the Controlling Class Representative)) be the only Person authorized to originate entitlement orders in respect of the Series 2024-1 Class A-2 Distribution Account; provided, however, that at all other times the Issuer shall be authorized to instruct the Trustee to originate entitlement orders in respect of the Series 2024-1 Class A-2 Distribution Account.
Section 3.10    Manager. Pursuant to the Management Agreement, the Manager has agreed to provide certain reports, notices, instructions and other services on behalf of the Issuer. The Series 2024-1 Class A-2 Noteholders by their acceptance of the Series 2024-1 Class A-2 Notes consent to the provision of such reports and notices to the Trustee by the Manager in lieu of the Issuer. Any such reports and notices that are required to be delivered to the Series 2024-1 Class A-2 Noteholders hereunder will be made available on the Trustee’s website in the manner set forth in Section 4.4 of the Base Indenture.
Section 3.11    Replacement of Ineligible Accounts. If, at any time, the Series 2024-1 Class A-2 Distribution Account shall cease to be an Eligible Account (the “Series 2024-1 Ineligible Account”), the Issuer shall (i) within five (5) Business Days of obtaining Actual Knowledge thereof, notify the Control Party thereof and (ii) within sixty (60) days of obtaining Actual Knowledge thereof, (A) establish, or cause to be established, a new account that is an Eligible Account in substitution for the Series 2024-1 Ineligible Account, (B) following the establishment of such new Eligible Account, transfer or, with respect to the Trustee Accounts maintained at the Trustee, instruct the Trustee in writing to transfer all cash and investments from the Series 2024-1 Ineligible Account into such new Eligible Account and (C) pledge, or cause to be pledged, such new Eligible Account to the Trustee for the benefit of the Secured Parties and, if such new Eligible Account is not established with the Trustee, cause such new Eligible Account to be subject to an Account Control Agreement.

ARTICLE IV

FORM OF SERIES 2024-1 CLASS A-2 NOTES
Section 4.1    Reserved.
Section 4.2    Issuance of Series 2024-1 Class A-2 Notes.
(a)The Series 2024-1 Class A-2 Notes may be offered and sold in the Series 2024-1 Class A-2 Initial Principal Amount on the Series 2024-1 Closing Date by the Issuer pursuant to the Series 2024-1 Class A-2 Note Purchase Agreement. The Series 2024-1 Class A-2 Notes will be resold initially only to the Issuer or its Affiliates or (A) in each case, to Persons that are not Competitors, (B) in the United States, to Persons that are QIBs purchasing for their own account or the account of one or more other Persons, each of which is a QIB, in reliance on Rule 144A and (C) outside the United States, to Persons that are not a U.S. person (as defined in Regulation S) (a “U.S. Person”) in reliance on Regulation S, purchasing for their own account or the account of one or more other Persons, each of which is a non-U.S. Person. The Series 2024-1 Class A-2 Notes may thereafter be transferred in reliance on Rule 144A and/or Regulation S and in accordance with the procedure described herein. The Series 2024-1 Class A-2 Notes will be Book-Entry Notes and DTC will be the Depository for the Series 2024-1 Class A-2 Notes. The Applicable Procedures shall be applicable to transfers of beneficial interests in the Series 2024-1 Class A-2 Notes. The Series 2024-1 Class A-2 Notes shall be issued in an authorized minimum denomination of $100,000 and in any whole number denomination in excess thereof.
(b)Global Notes.
(i)Rule 144A Global Notes. The Series 2024-1 Class A-2 Notes offered and sold in their initial distribution in reliance upon Rule 144A will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-1 hereto, registered in the name of Cede & Co. (“Cede”), as nominee of DTC, and deposited with the Trustee, as custodian for DTC (collectively, for purposes of this Section 4.1 and Section 4.2, the “Rule 144A Global Notes”). The aggregate principal amount of the Rule 144A Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate principal amount of the corresponding class of Temporary Regulation S Global Notes or Permanent Regulation S Global Notes, as hereinafter provided.
(ii)Temporary Regulation S Global Notes and Permanent Regulation S Global Notes. Any Series 2024-1 Class A-2 Notes offered and sold on the Series 2024-1 Closing Date in reliance upon Regulation S will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2 hereto, registered in the name of Cede, as nominee of DTC, and deposited with the Trustee, as custodian for DTC, for credit to the respective accounts at DTC of the designated agents holding on behalf of Euroclear or Clearstream. Until such time as the Restricted Period shall have terminated with respect to any Series 2024-1 Class A-2 Note, such Series 2024-1 Class A-2 Notes shall be referred to herein collectively, for purposes of this Section 4.1 and Section 4.2, as the “Temporary Regulation S Global Notes.” After such time as the Restricted Period shall have terminated, the Temporary Regulation S Global Notes shall be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons, substantially in the form set forth in Exhibit A-3 hereto, as hereinafter provided (collectively, for purposes of this Section 4.1 and Section 4.2, the “Permanent Regulation S Global Notes”). The aggregate principal amount of the Temporary Regulation S Global Notes or the Permanent Regulation S Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase of aggregate principal amount of the corresponding Rule 144A Global Notes, as hereinafter provided.
(c)Definitive Notes. The Series 2024-1 Global Notes shall be exchangeable in their entirety for one or more definitive notes in registered form, without interest coupons (collectively, for purposes of this Section 4.1 and Section 4.2, the “Definitive Notes”) pursuant to Section 2.13 of the Base Indenture and this Section 4.1(c) in accordance with their terms and, upon complete exchange thereof, such Series 2024-1 Global Notes shall be surrendered for cancellation at the applicable Corporate Trust Office.
Section 4.3    Reserved.
Section 4.4    Transfer Restrictions of Series 2024-1 Class A-2 Notes.
(a)A Series 2024-1 Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered; provided, however, that this Section 4.2(a) shall not prohibit any transfer of a Series 2024-1 Class A-2 Note that is issued in exchange for a Series 2024-1 Global Note in accordance with Section 2.8 of the Base Indenture and shall not prohibit any transfer of a beneficial interest in a Series 2024-1 Global Note effected in accordance with the other provisions of this Section 4.2.
(b)The transfer by a Series 2024-1 Class A-2 Note Owner holding a beneficial interest in a Class A-2 Note in the form of a Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note shall be made upon the deemed representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB and is not a Competitor, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.
(c)If a Series 2024-1 Class A-2 Note Owner holding a beneficial interest in a Class A-2 Note in the form of a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Temporary Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Temporary Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.2(c). Upon receipt by the Note Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Note Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Temporary Regulation S Global Note, in a principal amount equal to that of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit B-1 hereto given by the Series 2024-1 Class A-2 Note

Owner holding such beneficial interest in such Rule 144A Global Note, the Note Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of the Rule 144A Global Note, and to increase the principal amount of the Temporary Regulation S Global Note, by the principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Temporary Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule 144A Global Note was reduced upon such exchange or transfer.
(d)If a Series 2024-1 Class A-2 Note Owner holding a beneficial interest in a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Permanent Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Permanent Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.2(d). Upon receipt by the Note Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Note Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Permanent Regulation S Global Note in a principal amount equal to that of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit B-2 hereto given by the Series 2024-1 Class A-2 Note Owner holding such beneficial interest in such Rule 144A Global Note, the Note Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Rule 144A Global Note, and to increase the principal amount of the Permanent Regulation S Global Note, by the principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Permanent Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule 144A Global Note was reduced upon such exchange or transfer.
(e)If a Series 2024-1 Class A-2 Note Owner holding a beneficial interest in a Temporary Regulation S Global Note or a Permanent Regulation S Global Note wishes at any time to exchange its interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note for an interest in the Rule 144A Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.2(e). Upon receipt by the Note Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Note Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Rule 144A Global Note in a principal amount equal to that of the beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) with respect to a transfer of a beneficial interest in such Temporary Regulation S Global Note or Permanent Regulation S Global Note, a certificate in substantially the form set forth in Exhibit B-3 hereto given by such Series 2024-1 Class A-2 Note Owner holding such beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, the Note Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, and to increase the principal amount of the Rule 144A Global Note, by the principal amount of the beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in the Rule 144A Global Note having a principal amount equal to the amount by which the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, was reduced upon such exchange or transfer.
(f)In the event that a Series 2024-1 Global Note or any portion thereof is exchanged for Series 2024-1 Class A-2 Notes other than Series 2024-1 Global Notes, such other Series 2024-1 Class A-2 Notes may in turn be exchanged (upon transfer or otherwise) for Series 2024-1 Class A-2 Notes that are not Series 2024-1 Global Notes or for a beneficial interest in a Series 2024-1 Global Note (if any is then outstanding) only in accordance with such procedures as may be adopted from time to time by the Issuer and the Note Registrar, which shall be substantially consistent with the provisions of Sections 4.2(a) through (e) and Section 4.2(g) (including the certification requirement intended to ensure that transfers and exchanges of beneficial interests in a Series 2024-1 Global Note comply with Rule 144A or Regulation S under the Securities Act, as the case may be) and any Applicable Procedures.
(g)Until the termination of the Restricted Period with respect to any Series 2024-1 Class A-2 Note, interests in the Temporary Regulation S Global Notes representing such Series 2024-1 Class A-2 Note may be held only through Clearing Agency Participants acting for and on behalf of Euroclear and Clearstream; provided that this Section 4.4(g) shall not prohibit any transfer in accordance with Section 4.4(d). After the expiration of the applicable Restricted Period, interests in the Permanent Regulation S Global Notes may be transferred without requiring any certifications other than those set forth in this Section 4.4.
(h)The Series 2024-1 Class A-2 Notes Rule 144A Global Notes, the Series 2024-1 Class A-2 Notes Temporary Regulation S Global Notes and the Series 2024-1 Class A-2 Notes Permanent Regulation S Global Notes shall bear the following legend:
THE ISSUANCE AND SALE OF THIS SERIES 2024-1 CLASS A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND WINGSTOP FUNDING LLC (THE “ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO (A)

PERSONS THAT ARE NOT COMPETITORS AND THAT ARE QIBS, PURCHASING FOR THEIR OWN ACCOUNT OR THE ACCOUNT OF ONE OR MORE OTHER PERSONS, EACH OF WHICH IS A QIB AND NOT A COMPETITOR, (B) PERSONS THAT ARE NOT COMPETITORS AND THAT ARE NOT “U.S. PERSONS” IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S UNDER THE 1933 ACT, PURCHASING FOR THEIR OWN ACCOUNT OR THE ACCOUNT OF ONE OR MORE OTHER PERSONS, EACH OF WHICH IS A NON-U.S. PERSON AND NOT A COMPETITOR, OR (C) THE ISSUER OR AN AFFILIATE OF THE ISSUER, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.
BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE ISSUER OR AN AFFILIATE OF THE ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS NOT A COMPETITOR AND IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION WHICH IS NOT A COMPETITOR, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.
EACH PERSON (IF NOT THE ISSUER OR AN AFFILIATE OF THE ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A [TEMPORARY REGULATION S GLOBAL NOTE] [RULE 144A GLOBAL NOTE] OR [PERMANENT REGULATION S GLOBAL NOTE] WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.
ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE

OR ANY INTERMEDIARY; PROVIDED, HOWEVER, THAT THE PRECEDING PORTION OF THIS SENTENCE SHALL NOT OPERATE TO INVALIDATE ANY OTHERWISE BONA FIDE TRANSFER TO AN ELIGIBLE TRANSFEREE WHERE A PREVIOUS ERRONEOUSLY-REGISTERED TRANSFEROR IN THE CHAIN OF TITLE OF SUCH TRANSFEREE WOULD HAVE BEEN INELIGIBLE SOLELY ON ACCOUNT OF BEING A COMPETITOR.
IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER. THE ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.
IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON.” THE ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.
BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.
(i)The Series 2024-1 Class A-2 Notes Temporary Regulation S Global Notes shall also bear the following legend:
UNTIL FORTY (40) DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS EITHER (I) NOT A “U.S. PERSON” AND NOT A COMPETITOR OR (II) THE ISSUER OR AN AFFILIATE OF THE ISSUER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT, AND AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A HOLDER THAT IS NOT A “U.S. PERSON” AND NOT A COMPETITOR PURCHASING FOR

THEIR OWN ACCOUNT OR THE ACCOUNT OF ONE OR MORE OTHER PERSONS, EACH OF WHICH IS A NON-U.S. PERSON AND NOT A COMPETITOR, OR TO THE ISSUER OR AN AFFILIATE OF THE ISSUER AND IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE 1933 ACT.
(j)The Series 2024-1 Global Notes issued in connection with the Series 2024-1 Class A-2 Notes shall also bear the following legend:
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.
(k)The required legends set forth above shall not be removed from the applicable Series 2024-1 Class A-2 Notes except as provided herein. The legend required for a Series 2024-1 Class A-2 Notes Rule 144A Global Note may be removed from such Series 2024-1 Class A-2 Notes Rule 144A Global Note if there is delivered to the Issuer and the Note Registrar such satisfactory evidence, which may include an Opinion of Counsel, as may be reasonably required by the Issuer that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Series 2024-1 Class A-2 Notes Rule 144A Global Note will not violate the registration requirements of the Securities Act. Upon provision of such satisfactory evidence, the Trustee at the direction of the Issuer (or the Manager, on its behalf), shall authenticate and deliver in exchange for such Series 2024-1 Class A-2 Notes Rule 144A Global Note a Series 2024-1 Class A-2 Note or Series 2024-1 Class A-2 Notes having an equal aggregate principal amount that does not bear such legend. If such a legend required for a Series 2024-1 Class A-2 Notes Rule 144A Global Note has been removed from a Series 2024-1 Class A-2 Note as provided above, no other Series 2024-1 Class A-2 Note issued in exchange for all or any part of such Series 2024-1 Class A-2 Note shall bear such legend, unless the Issuer has reasonable cause to believe that such other Series 2024-1 Class A-2 Note is a “restricted security”

within the meaning of Rule 144 under the Securities Act and instructs the Trustee to cause a legend to appear thereon.
Section 4.5    Note Owner Representations and Warranties. Each Person who becomes a Note Owner of a beneficial interest in a Series 2024-1 Class A-2 Note, other than the Issuer or an Affiliate of the Issuer, will be deemed to represent, warrant and agree on the date such Person acquires any interest in any Series 2024-1 Class A-2 Note as follows:
(a)With respect to any sale of Series 2024-1 Class A-2 Notes pursuant to Rule 144A, it is not a Competitor and is a QIB pursuant to Rule 144A, and is aware that any sale of Series 2024-1 Class A-2 Notes to it will be made in reliance on Rule 144A. Its acquisition of Series 2024-1 Class A-2 Notes in any such sale will be for its own account or for the account of another QIB that is not a Competitor.
(b)With respect to any sale of Series 2024-1 Class A-2 Notes pursuant to Regulation S, at the time the buy order for such Series 2024-1 Class A-2 Notes was originated, it was outside the United States and the offer was made to a Person who is not a U.S. Person nor a Competitor, and was not purchasing for the account or benefit of a U.S. Person or a Competitor.
(c)It will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Series 2024-1 Class A-2 Notes.
(d)It understands that the Issuer, the Manager and the Servicer may receive a list of participants holding positions in the Series 2024-1 Class A-2 Notes from one or more book-entry depositories. The purchaser agrees that the Trustee or its agents will not be held accountable by reason of any disclosure of any such information as to the name and addresses of the Note Owners in the register maintained by the Trustee.
(e)It understands that the Manager, the Issuer and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website.
(f)It will provide to each person to whom it transfers Series 2024-1 Class A-2 Notes notices of any restrictions on transfer of such Series 2024-1 Class A-2 Notes.
(g)It understands that (i) the Series 2024-1 Class A-2 Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, (ii) the Series 2024-1 Class A-2 Notes have not been registered under the Securities Act, (iii) such Series 2024-1 Class A-2 Notes may be offered, resold, pledged or otherwise transferred only to (a) Persons that are not Competitors and that are QIBs, purchasing for their own account or the account of one or more other Persons, each of which is a QIB and is not a Competitor, (b) Persons that are not Competitors and that are not “U.S. Persons” in offshore transactions in reliance on Regulation S under the Securities Act, purchasing for their own account or the account of one or more other Persons, each of which is a non-U.S. Person and not a Competitor, or (c) the Issuer or an Affiliate of the Issuer, in each case, in accordance with any applicable securities laws of any state of the United States and any other relevant jurisdiction, and (iv) it will, and each subsequent holder of a Series 2024-1 Class A-2 Note is required to, notify any subsequent purchaser of a Series 2024-1 Class A-2 Note of the resale restrictions set forth in clause (iii) above.
(h)It understands that the certificates evidencing the Rule 144A Global Notes will bear legends substantially similar to those set forth in Sections 4.2(h) and (j).
(i)It understands that the certificates evidencing the Temporary Regulation S Global Notes will bear legends substantially similar to those set forth in Sections 4.2(h), (i) and (j), as applicable.
(j)It understands that the certificates evidencing the Permanent Regulation S Global Notes will bear legends substantially similar to those set forth in Sections 4.2(h) and (j).
(k)Either (a) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan that is subject to any Similar Law or (b) its acquisition, holding and disposition of the Series 2024-1 Class A-2 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law).
(l)If it is using assets of a Plan to acquire or hold the Series 2024-1 Class A-2 Notes or any interest therein, then such purchaser or transferee, as applicable, further represents that (i) none of WRI, the Guarantors, the Issuer, the Initial Purchasers, the Trustee, the Servicer or the Back-Up Manager or any of their respective affiliates or agents (the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied upon for any advice, with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Series 2024-1 Class A-2 Notes, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Series 2024-1 Class A-2 Notes, and (ii) the decision to invest in the Series 2024-1 Class A-2 Notes has been made at the recommendation or direction of an independent fiduciary who (a) is independent of the Transaction Parties; (b) is capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies; (c) is a fiduciary (under ERISA and/or Section 4975 of the Code) with respect to the Plan’s investment in the Series 2024-1 Class A-2 Notes and is responsible for exercising independent judgment in evaluating the investment in the Series 2024-1 Class A-2 Notes; and (d) is aware of and acknowledges that (1) none of the Transaction Parties is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the Plan’s investment in the Series 2024-1 Class A-2 Notes, and (2) the Transaction Parties have a financial interest in the Plan’s investment in the Series 2024-1 Class A-2 Notes.
(m)It understands that any subsequent transfer of the Series 2024-1 Class A-2 Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and it agrees to be bound by, and not to resell, pledge or otherwise transfer the Series 2024-1 Class A-2 Notes or any interest therein except in compliance with, such restrictions and conditions and the Securities Act.
(n)It is not a Competitor.

Section 4.6    Limitation on Liability. None of the Issuer, Parent, WRI, the Trustee, the Servicer, the Initial Purchasers, any Paying Agent or any of their respective Affiliates shall have any responsibility or liability with respect to (i) any aspects of the records maintained by DTC or its nominee or any of the Agent Members relating to or for payments made thereby on account of beneficial interests in a Rule l44A Global Note or a Regulation S Global Note or (ii) any records maintained by the Noteholder with respect to the beneficial holders thereof or payments made thereby on account of beneficial interests held therein.
ARTICLE V

GENERAL
Section 5.1    Information. On or before the date that is three (3) Business Days prior to each Quarterly Payment Date, the Issuer shall furnish, or cause to be furnished, a Quarterly Noteholders’ Report, substantially in the form of Exhibit B to the Base Indenture, with respect to the Series 2024-1 Class A-2 Notes to the Trustee, the Servicer and the Back-Up Manager, setting forth, inter alia, the following information with respect to such Quarterly Payment Date:
(i)the total amount available to be distributed to Series 2024-1 Class A-2 Noteholders on such Quarterly Payment Date;
(ii)the amount of such distribution allocable to the payment of interest on the Series 2024-1 Class A-2 Notes;
(iii)the amount of such distribution allocable to the payment of principal of the Series 2024-1 Class A-2 Notes;
(iv)the amount of such distribution allocable to the payment of any Series 2024-1 Class A-2 Make-Whole Prepayment Consideration or Series 2024-1 Class A-2 Call Redemption Premium, if any;
(v)whether, to the Actual Knowledge of the Issuer, any Potential Rapid Amortization Event, Rapid Amortization Event, Default, Event of Default, Potential Manager Termination Event or Manager Termination Event has occurred, or any Cash Trapping Period is in effect, in each case, as of the related Quarterly Calculation Date;
(vi)the DSCR and the Interest-Only DSCR for such Quarterly Payment Date and the three Quarterly Payment Dates immediately preceding such Quarterly Payment Date;
(vii)a calculation of the Holdco Leverage Ratio and the Senior Leverage Ratio as of the related Quarterly Calculation Date;
(viii)the number of Franchised Restaurants and Company-Owned Restaurants that are open for business as of the last day of the preceding Quarterly Fiscal Period;
(ix)the amount of Wingstop System-Wide Sales during the preceding Quarterly Fiscal Period;
(x)the amount on deposit in the Senior Notes Interest Reserve Account (and the availability under any Interest Reserve Letter of Credit relating to the Senior Notes), and the amount on deposit, if any, in the Cash Trap Reserve Account, in each case, as of the close of business on the last Business Day of the preceding Quarterly Fiscal Period; and

(xi)the occurrence of any amendment to the definition of “Quarterly Fiscal Period” during the preceding Quarterly Fiscal Period.
Any Series 2024-1 Class A-2 Noteholder may obtain copies of each Quarterly Noteholders’ Report in accordance with the procedures set forth in Section 4.4 of the Base Indenture.
Section 5.2    Exhibits. The annexes, exhibits and schedules attached hereto and listed on the table of contents hereto supplement the annexes, exhibits and schedules included in the Base Indenture.
Section 5.3    Ratification of Base Indenture. As supplemented by this Series Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.
Section 5.4    Notices to Rating Agency. The address for any notice or communication by any party to the Rating Agency shall be the address set forth below:
Kroll Bond Rating Agency, LLC
805 Third Avenue, 29th Floor
New York, NY 10022
Attention: ABS Surveillance
Email: abssurveillance@kbra.com
Section 5.5    Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. For purposes of this Series Supplement, any reference to "written" or "in writing" means any form of written communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by Electronic Transmission. "Electronic Transmission" means any form of communication not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process. The Trustee is authorized to accept written instructions, directions, reports, notices or other communications delivered by Electronic Transmission and shall not have any duty or obligation to verify or confirm that the Person sending instructions, directions, reports, notices or other communications or information by Electronic Transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such Electronic Transmission, and the Trustee shall not have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information to the Trustee, including, without limitation, the risk of the Trustee acting on unauthorized instructions, notices, reports or other communications or information, and the risk of interception and misuse by third parties (except to the extent such action results from gross negligence, willful misconduct or fraud by the Trustee). Any requirement in this Series Supplement that is to be signed or authenticated by "manual signature" or similar language shall not be deemed to prohibit signature to be by facsimile or electronic signature and shall not be deemed to prohibit delivery thereof by Electronic Transmission. Notwithstanding anything to the contrary in this Series Supplement, any and all communications (both text and attachments) by or from the Trustee that the Trustee in its sole discretion deems to contain confidential, proprietary and/or sensitive information and sent by Electronic Transmission will be encrypted. The recipient of the Electronic Transmission will be required to complete a one-time registration process.

Section 5.6    Governing Law. THIS SERIES SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
Section 5.7    Amendments. This Series Supplement may not be modified or amended except in accordance with the terms of the Base Indenture.
Section 5.8    Termination of Series Supplement; Series Defeasance. This Series Supplement shall cease to be of further effect when (i) all Outstanding Series 2024-1 Class A-2 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2024-1 Class A-2 Notes that have been replaced or paid) to the Trustee for cancellation and (ii) the Issuer has paid all sums payable hereunder; provided that any provisions of this Series Supplement required for the Series 2024-1 Final Payment to be made shall survive until the Series 2024-1 Final Payment is paid to the Series 2024-1 Class A-2 Noteholders. In accordance with Section 6.1(a) of the Base Indenture, the final principal payment due on each Series 2024-1 Class A-2 Note shall only be paid upon due presentment and surrender of such Note for cancellation in accordance with the provisions of such Note at the applicable Corporate Trust Office, which such surrender shall also constitute a general release by the applicable Noteholder from any claims against the Securitization Entities, the Manager, the Trustee and their affiliates.
(b)    In addition to (and notwithstanding) the terms of Section 12.1 of the Base Indenture, upon the payment in full (whether optional or mandatory) or a redemption in full of the Series 2024-1 Class A-2 Notes as provided hereunder as Defeased Notes, the Obligations of the Issuer and the Guarantors under the Indenture Documents in respect of such Defeased Notes shall be terminated.
Section 5.9    Entire Agreement. This Series Supplement, together with the exhibits and schedules hereto and the other Indenture Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.
[Signature Pages Follow]

IN WITNESS WHEREOF, the Issuer, the Trustee and the Series 2024-1 Securities Intermediary have caused this Series Supplement to be duly executed by its respective duly authorized officer as of the day and year first written above.

WINGSTOP FUNDING LLC, as the Issuer

By:	/s/ Alex Kaleida
Name: Alex R. Kaleida
Title: Senior Vice President and Chief Financial Officer
Wingstop Series 2024-1 Supplement to Base Indenture

CITIBANK, N.A., not in its individual capacity, but solely as Trustee and as Series 2024-1 Securities Intermediary

By:	/s/ Trang Tran-Rojas
Name: Trang Tran-Rojas
Title: Senior Trust Officer
Wingstop Series 2024-1 Supplement to Base Indenture

ANNEX A
SERIES 2024-1 SUPPLEMENTAL DEFINITIONS LIST
“30/360 Day Basis” means the accrual of interest calculated on the basis of a 360-day year consisting of twelve 30-day months.
“Agent Members” means members of, or participants in, DTC.
“Cede” has the meaning set forth in Section 4.2(b)(i) of the Series 2024-1 Supplement.
“Change in Law” means (a) any law, rule or regulation or any change therein or in the interpretation or application thereof (whether or not having the force of law), in each case, adopted, issued or occurring after the Series 2024-1 Closing Date or (b) any request, guideline or directive (whether or not having the force of law) from any government or political subdivision or agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not a Governmental Authority) which is responsible for the establishment or interpretation of national or international accounting principles, in each case, whether foreign or domestic (each, an “Official Body”) charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Official Body (whether or not having the force of law) made, issued or occurring after the Series 2024-1 Closing Date.
“Change of Control” has the meaning ascribed to such term in the Management Agreement.
“Definitive Notes” has the meaning set forth in Section 4.2(c) of the Series 2024-1 Supplement.
“DTC” means The Depository Trust Company, and any successor thereto.
“EU/UK Applicable Investor Put Option” has the meaning set forth in the EU/UK Risk Retention Letter.
“EU/UK Risk Retention Letter” means that certain letter agreement, dated as of the Series 2024-1 Closing Date, entered into by WRI in favor of the Issuer, the Trustee (for itself and for the benefit of the EU/UK Applicable Investors (as defined therein)) and the Initial Purchasers.
“FATCA” means (a) Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations thereunder or official interpretations thereof, (b) any treaty, law, regulation, or other official guidance enacted in any other jurisdiction, or relating to an intergovernmental agreement between the United States and any other jurisdiction with the purpose (in either case) of facilitating the implementation of (a) above, or (c) any agreement pursuant to the implementation of paragraphs (a) or (b) above with the U.S. Internal Revenue Service or any other Governmental Authority in the United States.
“Initial Purchasers” means, collectively, Morgan Stanley & Co. LLC and Barclays Capital Inc.
“Initial Quarterly Payment Date” means the Quarterly Payment Date occurring in March 2025.

“Initial Senior Notes Interest Reserve Deposit” means an aggregate amount equal to or (at the election of the Manager) greater than the Senior Notes Interest Reserve Amount in respect of the Initial Quarterly Payment Date.
“Offering Memorandum” means the Offering Memorandum for the offering and sale of the Series 2024-1 Class A-2 Notes, dated as of November 19, 2024 prepared by the Issuer.
“Official Body” has the meaning set forth in the definition of Change in Law.
“Permanent Regulation S Global Notes” has the meaning set forth in Section 4.2(b)(ii) of the Series 2024-1 Supplement.
“Prepayment Condition Amounts” means, with respect to any Quarterly Payment Date, the following amounts with respect to such Quarterly Payment Date: the Senior Notes Quarterly Interest Amount, the Class A-1 Notes Quarterly Commitment Fees Amount, the Senior Subordinated Notes Quarterly Interest Amount, the Senior Notes Aggregate Scheduled Principal Payments, the aggregate amount of Senior Subordinated Notes Accrued Scheduled Principal Payments Amount for the corresponding Quarterly Fiscal Period, the Subordinated Notes Quarterly Interest Amount, and the aggregate amount of Subordinated Notes Accrued Scheduled Principal Payments Amounts for the corresponding Quarterly Fiscal Period.
“Prepayment Consideration End Date” has the meaning set forth in Section 3.6(e) of the Series 2024-1 Supplement.
“Prepayment Notice” has the meaning set forth in Section 3.6(g) of the Series 2024-1 Supplement.
“Prepayment Record Date” means, with respect to the date of any Series 2024-1 Prepayment, the last day of the calendar month immediately preceding the date of such Series 2024-1 Prepayment unless such last day is less than ten (10) Business Days prior to the date of such Series 2024-1 Prepayment, in which case the “Prepayment Record Date” will be the last day of the second calendar month immediately preceding the date of such Series 2024-1 Prepayment.
“Qualified Institutional Buyer” or “QIB” means a Person who is a “qualified institutional buyer” as defined in Rule 144A.
“Rating Agency” means KBRA, and any successor or successors thereto.  In the event that at any time the rating agency rating the Series 2024-1 Class A-2 Notes is not KBRA, references to rating categories of such former Rating Agency in the Series 2024-1 Supplement shall be deemed instead to be references to the equivalent categories of such other rating agency (or rating agencies) as then is rating the Series 2024-1 Class A-2 Notes as of the most recent date on which such other rating agency published ratings for the type of security in respect of which such alternative rating agency is used.
“Regulation S” means Regulation S promulgated under the Securities Act.
“Regulation S Global Notes” means, collectively, the Temporary Regulation S Global Notes and the Permanent Regulation S Global Notes.
“Restricted Period” means, with respect to any Series 2024-1 Class A-2 Notes sold pursuant to Regulation S, the period commencing on the Series 2024-1 Closing Date and ending on the 40th day after the Series 2024-1 Closing Date.
“Rule 144A” means Rule 144A promulgated under the Securities Act.

“Rule 144A Global Notes” has the meaning set forth in Section 4.2(b)(i) of the Series 2024-1 Supplement.
“Series 2024-1 Class A-2 Anticipated Repayment Date” has the meaning set forth in Section 3.6(b) of the Series 2024-1 Supplement. For purposes of the Base Indenture, the “Series 2024-1 Class A-2 Anticipated Repayment Date” shall be deemed to be an “Anticipated Repayment Date”.
“Series 2024-1 Class A-2 Call Redemption Premium” has the meaning set forth in Section 3.6(e)(ii) of the Series 2024-1 Supplement.
“Series 2024-1 Class A-2 Distribution Account” has the meaning set forth in Section 3.8(a) of the Series 2024-1 Supplement.
“Series 2024-1 Class A-2 Initial Principal Amount” means the aggregate initial outstanding principal amount of the Series 2024-1 Class A-2 Notes as of the Series 2024-1 Closing Date, which is $500,000,000.
“Series 2024-1 Class A-2 Make-Whole Prepayment Consideration” means the amount (not less than zero) calculated by the Manager on behalf of the Issuer equal to (i) the discounted present value as of a date not earlier than the fifth (5th) Business Day prior to the date of any relevant prepayment of the Series 2024-1 Class A-2 Notes (each, a “Series 2024-1 Class A-2 Make-Whole Prepayment Consideration Calculation Date”) of all future installments of interest (excluding any interest required to be paid on the applicable prepayment date) on and principal of the Series 2024-1 Class A-2 Notes that the Issuer would otherwise be required to pay on the Series 2024-1 Class A-2 Notes (or such portion thereof to be prepaid) from the date of such prepayment to and including the Prepayment Consideration End Date, assuming principal payments are made pursuant to the then-applicable schedule of payments (assuming for this purpose that the Series 2024-1 Class A-2 Non-Amortization Test on each Series 2024-1 Non-Amortization Test Date for each Quarterly Payment Date on and after the date of such prepayment is not satisfied and giving effect to any ratable reductions in the Series 2024-1 Class A-2 Notes Scheduled Principal Payment Amounts due to optional and mandatory prepayments, including prepayments in connection with a Rapid Amortization Event and cancellations of repurchased Notes prior to the date of such prepayment and assuming no future prepayments are to be made in connection with a Rapid Amortization Event and no future cancellations of repurchased Notes are to be made) and the entire remaining unpaid principal amount of the Series 2024-1 Class A-2 Notes or portion thereof is paid on the Prepayment Consideration End Date minus (ii) the Outstanding Principal Amount of the Series 2024-1 Class A-2 Notes (or portion thereof) being prepaid. For the purposes of the calculation of the discounted present value in clause (i) above, such present value will be determined by the Manager using a discount rate equal to the sum of (x) the yield to maturity (adjusted to a quarterly bond-equivalent basis), on the Series 2024-1 Class A-2 Make-Whole Prepayment Consideration Calculation Date, of the United States Treasury Security having a maturity closest to the Prepayment Consideration End Date plus (y) 0.50%. For purposes of the Base Indenture, “Series 2024-1 Class A-2 Make-Whole Prepayment Consideration” shall be deemed to be a “Prepayment Consideration”.
“Series 2024-1 Class A-2 Make-Whole Prepayment Consideration Calculation Date” has the meaning set forth in the definition of “Series 2024-1 Class A-2 Make-Whole Prepayment Consideration”.
“Series 2024-1 Class A-2 Non-Amortization Test” means a test that will be satisfied for any Quarterly Payment Date only if (x) the Senior Leverage Ratio is less than or equal to 5.00:1.00 as calculated on the related Series 2024-1 Non-Amortization Test Date immediately preceding such Quarterly Payment Date (other than with respect to the Initial

Quarterly Payment Date) and (y) no Rapid Amortization Event has occurred and is continuing as of such related Series 2024-1 Non-Amortization Test Date. For purposes of the Base Indenture, the “Series 2024-1 Class A-2 Non-Amortization Test” shall be deemed to be a “Series Non-Amortization Test”. There shall be no scheduled payment of principal of the Series 2024-1 Class A-2 Notes (and therefore the Series 2024-1 Class A-2 Non-Amortization Test will not be applicable) on the Initial Quarterly Payment Date.
“Series 2024-1 Class A-2 Noteholder” means the Person in whose name a Series 2024-1 Class A-2 Note is registered in the Note Register.
“Series 2024-1 Class A-2 Note Owner” means, with respect to a Series 2024-1 Note that is a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency that holds such Book-Entry Note, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).
“Series 2024-1 Class A-2 Note Purchase Agreement” means the Purchase Agreement, dated as of November 19, 2024, by and among Morgan Stanley & Co. LLC and Barclays Capital Inc., as initial purchasers, the Issuer, the Guarantors, Parent and WRI, as amended, supplemented or otherwise modified from time to time.
“Series 2024-1 Class A-2 Note Rate” means 5.858% per annum.
“Series 2024-1 Class A-2 Notes” has the meaning specified in the “Designation” of the Series 2024-1 Supplement.
“Series 2024-1 Class A-2 Notes Scheduled Principal Payment Deficiency Amount” means, with respect to any Quarterly Calculation Date, the amount, if positive, equal to the difference between (i) the Series 2024-1 Class A-2 Notes Scheduled Principal Payment Amount due and payable, if any, on the related Quarterly Payment Date plus any Series 2024-1 Class A-2 Notes Scheduled Principal Payment Amounts due but unpaid from any previous Quarterly Payment Dates and (ii) the amount of funds on deposit in the Senior Notes Principal Payment Account with respect to such amounts set forth in clause (i) and allocated to the Series 2024-1 Class A-2 Notes.
“Series 2024-1 Class A-2 Notes Scheduled Principal Payment Amount” means, with respect to the Series 2024-1 Class A-2 Notes and each Quarterly Payment Date prior to the Series 2024-1 Class A-2 Anticipated Repayment Date, $1,250,000; provided that, following (i) the allocation of any mandatory prepayments, including mandatory prepayments pursuant to priority (i)(D) of the Priority of Payments and mandatory payments in connection with a Rapid Amortization Event, (ii) any optional prepayments pursuant to Section 2.5(f), and (iii) any repurchases or cancellations of Series 2024-1 Class A-2 Notes pursuant to Section 2.14 of the Base Indenture, all remaining Series 2024-1 Class A-2 Notes Scheduled Principal Payment Amounts for each remaining Quarterly Payment Date prior to the Series 2024-1 Class A-2 Anticipated Repayment Date will be reduced by an amount equal to the percentage of each such Series 2024-1 Class A-2 Notes Scheduled Principal Payment Amount representing the ratio between (A) the principal amount of such prepayment, repurchase or cancellation and (B) the Outstanding Principal Amount of the Series 2024-1 Class A-2 Notes immediately prior to such prepayment, repurchase or cancellation; provided, further, that in respect of each Weekly Allocation Date for which the Series 2024-1 Class A-2 Non-Amortization Test was satisfied as of the immediately preceding Series 2024-1 Non-Amortization Test Date, the Issuer may elect to deem (as set forth in the applicable Weekly Manager’s Certificate) the Series 2024-1 Class A-2 Notes Scheduled Principal Payment Amount to equal zero. For purposes of the Base Indenture, the “Series 2024-1 Class A-2 Notes Scheduled Principal Payment Amount” shall be deemed to be

“Scheduled Principal Payments”. Notwithstanding the foregoing, the Series 2024-1 Class A-2 Notes Scheduled Principal Payment Amount for the Initial Quarterly Payment date shall be $0.
“Series 2024-1 Class A-2 Optional Scheduled Principal Payment” means any payment of principal made in the event the Series 2024-1 Class A-2 Non-Amortization Test is satisfied for any Quarterly Payment Date (as measured on the related Series 2024-1 Non-Amortization Test Date), solely at the election of the Issuer, in an amount not to exceed the Series 2024-1 Class A-2 Notes Scheduled Principal Payment Amount that would otherwise be due on such Quarterly Payment Date if the Series 2024-1 Class A-2 Non-Amortization Test was not satisfied. For purposes of the Base Indenture, each “Series 2024-1 Class A-2 Optional Scheduled Principal Payment” shall be deemed to be an “Optional Scheduled Principal Payment”.
“Series 2024-1 Class A-2 Outstanding Principal Amount” means, on any date, an amount equal to (a) the Series 2024-1 Class A-2 Initial Principal Amount, minus (b) the aggregate amount of principal payments (whether pursuant to the payment of Series 2024-1 Class A-2 Notes Scheduled Principal Payment Amounts, a prepayment, a purchase and cancellation, a redemption or otherwise) made to Series 2024-1 Class A-2 Noteholders with respect the Series 2024-1 Class A-2 Notes on or prior to such date. For purposes of the Base Indenture, the “Series 2024-1 Class A-2 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”
“Series 2024-1 Class A-2 Prepayment” has the meaning set forth in Section 3.6(e)(i) of the Series 2024-1 Supplement.
“Series 2024-1 Class A-2 Quarterly Interest Amount” means, with respect to each Interest Accrual Period, an amount equal to the accrued interest at the Series 2024-1 Class A-2 Note Rate on the Outstanding Principal Amount of the Series 2024-1 Class A-2 Notes (as of the first day of such Interest Accrual Period after giving effect to all payments of principal (if any) made to such Series 2024-1 Class A-2 Noteholders as of such day and also giving effect to prepayments, repurchases and cancellations of Series 2024-1 Class A-2 Notes during such Interest Accrual Period), calculated on a 30/360 Day Basis. For purposes of the Base Indenture, “Series 2024-1 Class A-2 Quarterly Interest Amount” shall be deemed to be a “Senior Notes Estimated Quarterly Interest Amount” and a “Senior Notes Quarterly Interest Amount.”
“Series 2024-1 Class A-2 Quarterly Post-ARD Contingent Additional Interest” has the meaning set forth in Section 3.5(b)(i) of the Series 2024-1 Supplement. For purposes of the Base Indenture, Series 2024-1 Class A-2 Quarterly Post-ARD Contingent Additional Interest shall be deemed to be “Senior Notes Quarterly Post-ARD Contingent Additional Interest”.
“Series 2024-1 Class A-2 Quarterly Post-ARD Contingent Additional Interest Rate” has the meaning set forth in Section 3.5(b)(i) of the Series 2024-1 Supplement.
“Series 2024-1 Closing Date” means the Closing Date.
“Series 2024-1 Final Payment” means the payment of all accrued and unpaid interest on and principal of all Outstanding Series 2024-1 Class A-2 Notes.
“Series 2024-1 Final Payment Date” means the date on which the Series 2024-1 Final Payment is made.
“Series 2024-1 Global Notes” means, collectively, the Regulation S Global Notes and the Rule 144A Global Notes.

“Series 2024-1 Ineligible Account” has the meaning set forth in Section 3.11 of the Series 2024-1 Supplement.
“Series 2024-1 Legal Final Maturity Date” means the Quarterly Payment Date occurring in December 2054. For purposes of the Base Indenture, the “Series 2024-1 Legal Final Maturity Date” shall be deemed to be a “Series Legal Final Maturity Date”.
“Series 2024-1 Non-Amortization Test Date” means, with respect to a Quarterly Payment Date, the Quarterly Payment Date immediately preceding such Quarterly Payment Date. For purposes of the Base Indenture, the “Series 2024-1 Non-Amortization Test Date” shall be deemed to be a “Non-Amortization Test Date”.
“Series 2024-1 Prepayment” means a Series 2024-1 Class A-2 Prepayment.
“Series 2024-1 Prepayment Amount” means the aggregate principal amount of the applicable Class of Notes to be prepaid on any Series 2024-1 Prepayment Date, together with all accrued and unpaid interest thereon to such date.
“Series 2024-1 Prepayment Date” means the date on which any Series 2024-1 Class A-2 Prepayment is made, which shall be, with respect to any Series 2024-1 Prepayment pursuant to Section 2.5(f), the date specified as such in the applicable Prepayment Notice and, with respect to any Series 2024-1 Prepayment made during a Rapid Amortization Period pursuant to Section 2.5(d) or pursuant to Section 2.5(h), the immediately succeeding Quarterly Payment Date.
“Series 2024-1 Securities Intermediary” has the meaning set forth in Section 3.9(a) of the Series 2024-1 Supplement.
“Series 2024-1 Supplement” means the Series 2024-1 Supplement, dated as of the Series 2024-1 Closing Date, by and among the Issuer, the Trustee and the Series 2024-1 Securities Intermediary, as amended, supplemented or otherwise modified from time to time.
“Similar Law” means any federal, state, local, or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code.
“Target Month” means the 24th month prior to the Series 2024-1 Class A-2 Anticipated Repayment Date.
“Temporary Regulation S Global Notes” has the meaning set forth in Section 4.2(b) of the Series 2024-1 Supplement.
“U.S. Person” has the meaning set forth in Section 4.2(a) of the Series 2024-1 Supplement.

EXHIBIT A-1
THE ISSUANCE AND SALE OF THIS RULE 144A GLOBAL SERIES 2024-1 CLASS A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND WINGSTOP FUNDING LLC (THE “ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO (A) PERSONS THAT ARE NOT COMPETITORS AND THAT ARE QIBS, PURCHASING FOR THEIR OWN ACCOUNT OR THE ACCOUNT OF ONE OR MORE OTHER PERSONS, EACH OF WHICH IS A QIB AND NOT A COMPETITOR, (B) PERSONS THAT ARE NOT COMPETITORS AND THAT ARE NOT “U.S. PERSONS” IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S UNDER THE 1933 ACT, PURCHASING FOR THEIR OWN ACCOUNT OR THE ACCOUNT OF ONE OR MORE OTHER PERSONS, EACH OF WHICH IS A NON-U.S. PERSON AND NOT A COMPETITOR, OR (C) THE ISSUER OR AN AFFILIATE OF THE ISSUER, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.
BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE ISSUER OR AN AFFILIATE OF THE ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS NOT A COMPETITOR AND IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION AND WHICH IS NOT A COMPETITOR, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.
EACH PERSON (IF NOT THE ISSUER OR AN AFFILIATE OF THE ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A TEMPORARY REGULATION S GLOBAL NOTE OR A PERMANENT REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.
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ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE OR ANY INTERMEDIARY; PROVIDED, HOWEVER, THAT THE PRECEDING PORTION OF THIS SENTENCE SHALL NOT OPERATE TO INVALIDATE ANY OTHERWISE BONA FIDE TRANSFER TO AN ELIGIBLE TRANSFEREE WHERE A PREVIOUS ERRONEOUSLY-REGISTERED TRANSFEROR IN THE CHAIN OF TITLE OF SUCH TRANSFEREE WOULD HAVE BEEN INELIGIBLE SOLELY ON ACCOUNT OF BEING A COMPETITOR.
IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER. THE ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.
IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON.” THE ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.
BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.
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THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.
FORM OF RULE 144A GLOBAL SERIES 2024-1 CLASS A-2 NOTE

No. R-[__]	up to $[_____]
SEE REVERSE FOR CERTAIN CONDITIONS
CUSIP Number: 974153 AE8
ISIN Number: US974153AE88
Common Code: 294934367
WINGSTOP FUNDING LLC
SERIES 2024-1 5.858% FIXED RATE SENIOR SECURED NOTES, CLASS A-2
WINGSTOP FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, up to the principal sum of [ ] DOLLARS ($[ ]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on December 2054 (the “Series 2024-1 Legal Final Maturity Date”). The Issuer will pay interest on this Rule 144A Global Series 2024-1 Class A-2 Note (this “Note”) at the Series 2024-1 Class A-2 Note Rate applicable to the Series 2024-1 Class A-2 Notes for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the fifth day (or, if such fifth day is not a Business Day, the next succeeding Business Day (a “Business Day Adjustment”)) of each of March, June, September and December, commencing March 2025 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including December 3, 2024 to but excluding the Initial Quarterly Payment Date, without giving effect to any Business Day Adjustment and (ii) thereafter, any period commencing on and including the fifth (5th) day of the calendar month (without giving any effect to any Business Day Adjustment) in which the immediately preceding Quarterly Payment Date occurred, and ending on but excluding the fifth (5th) day of the calendar month (without giving any effect to any Business Day Adjustment) that includes the then-current Quarterly Payment Date, in each case without giving effect to any Business Day Adjustment (each, an “Interest Accrual Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Issuer shall also pay additional interest on this Note at the Series 2024-1 Class A-2 Quarterly Post-ARD Contingent Additional Interest Rate applicable to the Series 2024-1 Class A-2 Notes, and such additional interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.
The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private
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debts. All payments made by the Issuer with respect to this Note shall be applied as provided in the Indenture.
This Note is subject to mandatory and optional prepayment as set forth in the Indenture.
Interests in this Note are exchangeable or transferable in whole or in part for interests in a Temporary Regulation S Global Note or a Permanent Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Sections 2.8 and 2.13 of the Base Indenture and Section 4.2(c) of the Series 2024-1 Supplement.
Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.
Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Wingstop Funding LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern.
Subject to the next following paragraph, the Issuer hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Issuer enforceable in accordance with its terms have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.
Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual, electronic or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.
[Remainder of page intentionally left blank]

A-1-4

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually, electronically or in facsimile, by its Authorized Officer.

Date:

WINGSTOP FUNDING LLC, as Issuer

By:
Name:
Title:

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CERTIFICATE OF AUTHENTICATION
This is one of the Series 2024-1 Class A-2 Notes issued under the within mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Name:
Title: Authorized Signatory

A-1-6

[REVERSE OF NOTE]
This Note is one of a duly authorized issue of Series 2024-1 Class A-2 Notes of the Issuer designated as its Series 2024-1 5.858% Fixed Rate Senior Secured Notes, Class A-2 (herein called the “Series 2024-1 Class A-2 Notes”), all issued under (i) the Second Amended and Restated Base Indenture, dated as of March 9, 2022 (as amended by the First Supplement to the Second Amended and Restated Indenture, dated as of December 3, 2024 and as further amended, amended and restated, supplemented or modified, is herein called the “Base Indenture”), between the Issuer and Citibank, N.A., as the trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as the securities intermediary thereunder, and (ii) the Series 2024-1 Supplement to the Base Indenture, dated as of December 3, 2024 (the “Series 2024-1 Supplement”), between the Issuer and Citibank, N.A., as the Trustee and as the securities intermediary thereunder. The Base Indenture and the Series 2024-1 Supplement are referred to herein collectively as the “Indenture”. The Series 2024-1 Class A-2 Notes are subject to all terms of the Indenture. Capitalized terms used and not otherwise defined herein shall have the meanings set forth or incorporated by reference in the Indenture.
The Series 2024-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.
The Notes will be issued in minimum denominations of $100,000 and in any whole number denomination in excess thereof.
As provided for in the Indenture, the Series 2024-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Issuer. In addition, the Series 2024-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Issuer will be obligated to pay the Series 2024-1 Class A-2 Make-Whole Prepayment Consideration or the Series 2024-1 Class A-2 Call Redemption Premium (as applicable) in connection with a mandatory or optional prepayment of the Series 2024-1 Class A-2 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2024-1 Legal Final Maturity Date. All payments of principal of the Series 2024-1 Class A-2 Notes will be made pro rata to the Series 2024-1 Class A-2 Noteholders entitled thereto.
Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.
Interest and additional interest, if any, will each accrue on the Series 2024-1 Class A-2 Notes at the rates set forth in the Indenture. The interest and additional interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2024-1 Class A-2 Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.
Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.
If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.
Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.
A-1-7

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Issuer and the Note Registrar duly executed by, the Series 2024-1 Class A-2 Noteholder hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Note Registrar may require and as may be required by the Series 2024-1 Supplement, and thereupon one or more new Series 2024-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.
Each Series 2024-1 Class A-2 Noteholder, by acceptance of a Series 2024-1 Class A-2 Note, covenants and agrees by accepting the benefits of the Indenture that, prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2024-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.
It is the intent of the Issuer and each Series 2024-1 Class A-2 Noteholder that, for federal, state, local income and franchise tax purposes only, the Series 2024-1 Class A-2 Notes will evidence indebtedness of the Issuer secured by the Collateral. Each Series 2024-1 Class A-2 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of federal, state, local income or franchise taxes, and any other tax imposed on or measured by income, as indebtedness of the Issuer or, if the Issuer is treated as a division of another entity, such other entity.
The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2024-1 Class A-2 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Series 2024-1 Class A-2 Noteholders under the Indenture at any time by the Issuer with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2024-1 Class A-2 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2024-1 Class A-2 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2024-1 Class A-2 Noteholder and upon all future Series 2024-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.
A-1-8

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan that is subject to any Federal, state, local, or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) its acquisition, holding and disposition of the Series 2024-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Federal, state, local, or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code.
The term “Issuer” as used in this Note includes any successor or assignee to the Issuer under the Indenture.
The Series 2024-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.
This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.
No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate and in the coin or currency herein prescribed.

A-1-9

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

	By:	1
Signature Guaranteed:

1 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.
A-1-10

SCHEDULE OF EXCHANGES IN RULE 144A
GLOBAL SERIES 2024-1 CLASS A-2 NOTE
The initial principal balance of this Rule 144A Global Series 2024-1 Class A-2 Note is $[ ]. The following exchanges of an interest in this Rule 144A Global Series 2024-1 Class A-2 Note for an interest in a corresponding Temporary Regulation S Global Series 2024-1 Class A-2 Note or a Permanent Regulation S Global Series 2024-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Rule 144A Global Note	Remaining Principal Amount of this Rule 144A Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Note Registrar

A-1-11

EXHIBIT A-2
THE ISSUANCE AND SALE OF THIS TEMPORARY REGULATION S GLOBAL SERIES 2024-1 CLASS A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND WINGSTOP FUNDING LLC (THE “ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO (A) PERSONS THAT ARE NOT COMPETITORS AND THAT ARE QIBS, PURCHASING FOR THEIR OWN ACCOUNT OR THE ACCOUNT OF ONE OR MORE OTHER PERSONS, EACH OF WHICH IS A QIB AND NOT A COMPETITOR, (B) PERSONS THAT ARE NOT COMPETITORS AND THAT ARE NOT “U.S. PERSONS” IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S UNDER THE 1933 ACT, PURCHASING FOR THEIR OWN ACCOUNT OR THE ACCOUNT OF ONE OR MORE OTHER PERSONS, EACH OF WHICH IS A NON-U.S. PERSON AND NOT A COMPETITOR, OR (C) THE ISSUER OR AN AFFILIATE OF THE ISSUER, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.
BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE ISSUER OR AN AFFILIATE OF THE ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS NOT A COMPETITOR AND IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION AND WHICH IS NOT A COMPETITOR, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.
EACH PERSON (IF NOT THE ISSUER OR AN AFFILIATE OF THE ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE OR A PERMANENT REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.
A-2-1

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE OR ANY INTERMEDIARY; PROVIDED, HOWEVER, THAT THE PRECEDING PORTION OF THIS SENTENCE SHALL NOT OPERATE TO INVALIDATE ANY OTHERWISE BONA FIDE TRANSFER TO AN ELIGIBLE TRANSFEREE WHERE A PREVIOUS ERRONEOUSLY-REGISTERED TRANSFEROR IN THE CHAIN OF TITLE OF SUCH TRANSFEREE WOULD HAVE BEEN INELIGIBLE SOLELY ON ACCOUNT OF BEING A COMPETITOR.
IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER. THE ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.
IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON.” THE ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.
BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.
UNTIL FORTY (40) DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS EITHER (I) NOT A “U.S. PERSON” AND NOT A COMPETITOR OR (II) THE ISSUER OR AN AFFILIATE OF THE ISSUER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT, AND AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A HOLDER THAT IS NOT A “U.S. PERSON” AND NOT A COMPETITOR PURCHASING FOR THEIR OWN ACCOUNT OR THE ACCOUNT OF ONE OR MORE OTHER PERSONS, EACH OF WHICH IS A NON-U.S. PERSON AND NOT A COMPETITOR, OR TO THE ISSUER OR AN AFFILIATE OF THE ISSUER AND IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF
A-2-2

SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE 1933 ACT.
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.
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THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.
FORM OF TEMPORARY REGULATION S GLOBAL SERIES 2024-1 CLASS A-2 NOTE

No. S-[__]	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS
CUSIP Number: U97015 AD0
ISIN Number: USU97015AD07
Common Code: 294934391
WINGSTOP FUNDING LLC
SERIES 2024-1 5.858% FIXED RATE SENIOR SECURED NOTES, CLASS A-2
WINGSTOP FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, up to the principal sum of [ ] DOLLARS ($[ ]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on December 2054 (the “Series 2024-1 Legal Final Maturity Date”). The Issuer will pay interest on this Temporary Regulation S Global Series 2024-1 Class A-2 Note (this “Note”) at the Series 2024-1 Class A-2 Note Rate applicable to the Series 2024-1 Class A-2 Notes for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the fifth day (or, if such fifth day is not a Business Day, the next succeeding Business Day (a “Business Day Adjustment”)) of each of March, June, September and December, commencing March 2025 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including December 3, 2024 to but excluding the Initial Quarterly Payment Date, without giving effect to any Business Day Adjustment and (ii) thereafter, any period commencing on and including the fifth (5th) day of the calendar month (without giving any effect to any Business Day Adjustment) in which the immediately preceding Quarterly Payment Date occurred, and ending on but excluding the fifth (5th) day of the calendar month (without giving any effect to any Business Day Adjustment)that includes the then-current Quarterly Payment Date, in each case without giving effect to any Business Day Adjustment (each, an “Interest Accrual Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Issuer shall also pay additional interest on this Note at the Series 2024-1 Class A-2 Quarterly Post-ARD Contingent Additional Interest Rate applicable to the Series 2024-1 Class A-2 Notes, and such additional interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.
The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private
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debts. All payments made by the Issuer with respect to this Note shall be applied as provided in the Indenture.
This Note is subject to mandatory and optional prepayment as set forth in the Indenture.
Interests in this Note are exchangeable or transferable in whole or in part for interests in a Rule 144A Global Note or a Permanent Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Sections 2.8 and 2.13 of the Base Indenture and Section 4.2(c) of the Series 2024-1 Supplement.
Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.
Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Wingstop Funding LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern.
Subject to the next following paragraph, the Issuer hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Issuer enforceable in accordance with its terms have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.
Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual, electronic or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.
[Remainder of page intentionally left blank]

A-2-5

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually, electronically or in facsimile, by its Authorized Officer.

Date:

WINGSTOP FUNDING LLC, as Issuer

By:
Name:
Title:

A-2-6

CERTIFICATE OF AUTHENTICATION
This is one of the Series 2024-1 Class A-2 Notes issued under the within mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Name:
Title: Authorized Signatory

A-2-7

[REVERSE OF NOTE]
This Note is one of a duly authorized issue of Series 2024-1 Class A-2 Notes of the Issuer designated as its Series 2024-1 5.858% Fixed Rate Senior Secured Notes, Class A-2 (herein called the “Series 2024-1 Class A-2 Notes”), all issued under (i) the Second Amended and Restated Base Indenture, dated as of March 9, 2022 (as amended by the First Supplement to the Second Amended and Restated Indenture, dated as of December 3, 2024 and as further amended, amended and restated, supplemented or modified, is herein called the “Base Indenture”), between the Issuer and Citibank, N.A., as the trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as the securities intermediary thereunder, and (ii) the Series 2024-1 Supplement to the Base Indenture, dated as of December 3, 2024 (the “Series 2024-1 Supplement”), between the Issuer and Citibank, N.A., as the Trustee and as the securities intermediary thereunder. The Base Indenture and the Series 2024-1 Supplement are referred to herein collectively as the “Indenture”. The Series 2024-1 Class A-2 Notes are subject to all terms of the Indenture. Capitalized terms used and not otherwise defined herein shall have the meanings set forth or incorporated by reference in the Indenture
The Series 2024-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.
The Notes will be issued in minimum denominations of $100,000 and in any whole number denomination in excess thereof.
As provided for in the Indenture, the Series 2024-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Issuer. In addition, the Series 2024-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Issuer will be obligated to pay the Series 2024-1 Class A-2 Make-Whole Prepayment Consideration or the Series 2024-1 Class A-2 Call Redemption Premium (as applicable) in connection with a mandatory or optional prepayment of the Series 2024-1 Class A-2 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2024-1 Legal Final Maturity Date. All payments of principal of the Series 2024-1 Class A-2 Notes will be made pro rata to the Series 2024-1 Class A-2 Noteholders entitled thereto.
Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.
Interest and additional interest, if any, will each accrue on the Series 2024-1 Class A-2 Notes at the rates set forth in the Indenture. The interest and additional interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2024-1 Class A-2 Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.
Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.
If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.
Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.
A-2-8

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Issuer and the Note Registrar duly executed by, the Series 2024-1 Class A-2 Noteholder hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Note Registrar may require and as may be required by the Series 2024-1 Supplement, and thereupon one or more new Series 2024-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.
Each Series 2024-1 Class A-2 Noteholder, by acceptance of a Series 2024-1 Class A-2 Note, covenants and agrees by accepting the benefits of the Indenture that, prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2024-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.
It is the intent of the Issuer and each Series 2024-1 Class A-2 Noteholder that, for federal, state, local income and franchise tax purposes only, the Series 2024-1 Class A-2 Notes will evidence indebtedness of the Issuer secured by the Collateral. Each Series 2024-1 Class A-2 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of federal, state, local income or franchise taxes, and any other tax imposed on or measured by income, as indebtedness of the Issuer or, if the Issuer is treated as a division of another entity, such other entity.
The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2024-1 Class A-2 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Series 2024-1 Class A-2 Noteholders under the Indenture at any time by the Issuer with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2024-1 Class A-2 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2024-1 Class A-2 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2024-1 Class A-2 Noteholder and upon all future Series 2024-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.
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Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan that is subject to any Federal, state, local, or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) its acquisition, holding and disposition of the Series 2024-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Federal, state, local, or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code.
The term “Issuer” as used in this Note includes any successor or assignee to the Issuer under the Indenture.
The Series 2024-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.
This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.
No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate and in the coin or currency herein prescribed.

A-2-10

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

	By:	1
Signature Guaranteed:

1 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.
A-2-11

SCHEDULE OF EXCHANGES IN TEMPORARY REGULATION S
GLOBAL SERIES 2024-1 CLASS A-2 NOTE
The initial principal balance of this Temporary Regulation S Global Series 2024-1 Class A-2 Note is $[ ]. The following exchanges of an interest in this Temporary Regulation S Global Series 2024-1 Class A-2 Note for an interest in a corresponding Rule 144A Global Series 2024-1 Class A-2 Note or a Permanent Regulation S Global Series 2024-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Temporary Regulation S Global Note	Remaining Principal Amount of this Temporary Regulation S Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Note Registrar

A-2-12

EXHIBIT A-3
THE ISSUANCE AND SALE OF THIS PERMANENT REGULATION S GLOBAL SERIES 2024-1 CLASS A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND WINGSTOP FUNDING LLC (THE “ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO (A) PERSONS THAT ARE NOT COMPETITORS AND THAT ARE QIBS, PURCHASING FOR THEIR OWN ACCOUNT OR THE ACCOUNT OF ONE OR MORE OTHER PERSONS, EACH OF WHICH IS A QIB AND NOT A COMPETITOR, (B) PERSONS THAT ARE NOT COMPETITORS AND THAT ARE NOT “U.S. PERSONS” IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S UNDER THE 1933 ACT, PURCHASING FOR THEIR OWN ACCOUNT OR THE ACCOUNT OF ONE OR MORE OTHER PERSONS, EACH OF WHICH IS A NON-U.S. PERSON AND NOT A COMPETITOR, OR (C) THE ISSUER OR AN AFFILIATE OF THE ISSUER, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.
BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE ISSUER OR AN AFFILIATE OF THE ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS NOT A COMPETITOR AND IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION AND WHICH IS NOT A COMPETITOR, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.
EACH PERSON (IF NOT THE ISSUER OR AN AFFILIATE OF THE ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A PERMANENT REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.
ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO
A-3-1

TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE OR ANY INTERMEDIARY; PROVIDED, HOWEVER, THAT THE PRECEDING PORTION OF THIS SENTENCE SHALL NOT OPERATE TO INVALIDATE ANY OTHERWISE BONA FIDE TRANSFER TO AN ELIGIBLE TRANSFEREE WHERE A PREVIOUS ERRONEOUSLY-REGISTERED TRANSFEROR IN THE CHAIN OF TITLE OF SUCH TRANSFEREE WOULD HAVE BEEN INELIGIBLE SOLELY ON ACCOUNT OF BEING A COMPETITOR.
IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER. THE ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.
IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON.” THE ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.
BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

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THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.
FORM OF PERMANENT REGULATION S GLOBAL SERIES 2024-1 CLASS A-2 NOTE

No. S-[__]	up to $[ ]
SEE REVERSE FOR CERTAIN CONDITIONS
CUSIP Number: U97015 AD0
ISIN Number: USU97015AD07
Common Code: 294934391
WINGSTOP FUNDING LLC
SERIES 2024-1 5.858% FIXED RATE SENIOR SECURED NOTES, CLASS A-2
WINGSTOP FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, up to the principal sum of [ ] DOLLARS ($[ ]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on December 2054 (the “Series 2024-1 Legal Final Maturity Date”). The Issuer will pay interest on this Permanent Regulation S Global Series 2024-1 Class A-2 Note (this “Note”) at the Series 2024-1 Class A-2 Note Rate applicable to the Series 2024-1 Class A-2 Notes for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the fifth day (or, if such fifth day is not a Business Day, the next succeeding Business Day (a “Business Day Adjustment”)) of each of March, June, September and December, commencing March 2025 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including December 3, 2024 to but excluding the Initial Quarterly Payment Date, without giving effect to any Business Day Adjustment and (ii) thereafter, any period commencing on and including the fifth (5th) day of the calendar month (without giving any effect to any Business Day Adjustment) in which the immediately preceding Quarterly Payment Date occurred, and ending on but excluding the fifth (5th) day of the calendar month (without giving any effect to any Business Day Adjustment) that includes the then-current Quarterly Payment Date, in each case without giving effect to any Business Day Adjustment (each, an “Interest Accrual Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Issuer shall also pay additional interest on this Note at the Series 2024-1 Class A-2 Quarterly Post-ARD Contingent Additional Interest Rate applicable to the Series 2024-1 Class A-2 Notes, and such additional interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.
The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private
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debts. All payments made by the Issuer with respect to this Note shall be applied as provided in the Indenture.
This Note is subject to mandatory and optional prepayment as set forth in the Indenture.
Interests in this Note are exchangeable or transferable in whole or in part for interests in a Rule 144A Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Sections 2.8 and 2.13 of the Base Indenture and Section 4.2(c) of the Series 2024-1 Supplement.
Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.
Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Wingstop Funding LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern.
Subject to the next following paragraph, the Issuer hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Issuer enforceable in accordance with its terms have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.
Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual, electronic or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.
[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually, electronically or in facsimile, by its Authorized Officer.

Date:

WINGSTOP FUNDING LLC, as Issuer

By:
Name:
Title:

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CERTIFICATE OF AUTHENTICATION
This is one of the Series 2024-1 Class A-2 Notes issued under the within mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Name:
Title: Authorized Signatory

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[REVERSE OF NOTE]
This Note is one of a duly authorized issue of Series 2024-1 Class A-2 Notes of the Issuer designated as its Series 2024-1 5.858% Fixed Rate Senior Secured Notes, Class A-2 (herein called the “Series 2024-1 Class A-2 Notes”), all issued under (i) the Second Amended and Restated Base Indenture, dated as of March 9, 2022 (as amended by the First Supplement to the Second Amended and Restated Indenture, dated as of December 3, 2024 and as further amended, amended and restated supplemented or modified, is herein called the “Base Indenture”), between the Issuer and Citibank, N.A., as the trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as the securities intermediary thereunder, and (ii) the Series 2024-1 Supplement to the Base Indenture, dated as of December 3, 2024 (the “Series 2024-1 Supplement”), between the Issuer and Citibank, N.A., as the Trustee and as the securities intermediary thereunder. The Base Indenture and the Series 2024-1 Supplement are referred to herein collectively as the “Indenture”. The Series 2024-1 Class A-2 Notes are subject to all terms of the Indenture. Capitalized terms used and not otherwise defined herein shall have the meanings set forth or incorporated by reference in the Indenture
The Series 2024-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.
The Notes will be issued in minimum denominations of $100,000 and in any whole number denomination in excess thereof.
As provided for in the Indenture, the Series 2024-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Issuer. In addition, the Series 2024-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Issuer will be obligated to pay the Series 2024-1 Class A-2 Make-Whole Prepayment Consideration or the Series 2024-1 Class A-2 Call Redemption Premium (as applicable) in connection with a mandatory or optional prepayment of the Series 2024-1 Class A-2 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2024-1 Legal Final Maturity Date. All payments of principal of the Series 2024-1 Class A-2 Notes will be made pro rata to the Series 2024-1 Class A-2 Noteholders entitled thereto.
Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.
Interest and additional interest, if any, will each accrue on the Series 2024-1 Class A-2 Notes at the rates set forth in the Indenture. The interest and additional interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2024-1 Class A-2 Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.
Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.
If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.
Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.
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As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note (other than any Uncertificated Note) may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Issuer and the Note Registrar duly executed by, the Series 2024-1 Class A-2 Noteholder hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Note Registrar may require and as may be required by the Series 2024-1 Supplement, and thereupon one or more new Series 2024-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.
Each Series 2024-1 Class A-2 Noteholder, by acceptance of a Series 2024-1 Class A-2 Note, covenants and agrees by accepting the benefits of the Indenture that, prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2024-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.
It is the intent of the Issuer and each Series 2024-1 Class A-2 Noteholder that, for federal, state, local income and franchise tax purposes only, the Series 2024-1 Class A-2 Notes will evidence indebtedness of the Issuer secured by the Collateral. Each Series 2024-1 Class A-2 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of federal, state, local income or franchise taxes, and any other tax imposed on or measured by income, as indebtedness of the Issuer or, if the Issuer is treated as a division of another entity, such other entity.
The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2024-1 Class A-2 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Series 2024-1 Class A-2 Noteholders under the Indenture at any time by the Issuer with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2024-1 Class A-2 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2024-1 Class A-2 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2024-1 Class A-2 Noteholder and upon all future Series 2024-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof
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or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.
Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan that is subject to any Federal, state, local, or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) its acquisition, holding and disposition of the Series 2024-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Federal, state, local, or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code.
The term “Issuer” as used in this Note includes any successor and assignee to the Issuer under the Indenture.
The Series 2024-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.
This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.
No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate and in the coin or currency herein prescribed.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

	By:	1
Signature Guaranteed:

1 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.
A-3-10

SCHEDULE OF EXCHANGES IN PERMANENT REGULATION S
GLOBAL SERIES 2024-1 CLASS A-2 NOTE
The initial principal balance of this Permanent Regulation S Global Series 2024-1 Class A-2 Note is $[ ]. The following exchanges of an interest in this Permanent Regulation S Global Series 2024-1 Class A-2 Note for an interest in a corresponding Rule 144A Global Series 2024-1 Class A-2 Note or a Temporary Regulation S Global Series 2024-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Permanent Regulation S Global Note	Remaining Principal Amount of this Permanent Regulation S Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Note Registrar

A-3-11

EXHIBIT B-1
FORM OF TRANSFEREE CERTIFICATE
FOR TRANSFERS OF INTERESTS IN RULE 144A GLOBAL NOTES
TO INTERESTS IN TEMPORARY REGULATION S GLOBAL NOTES
Citibank, N.A., as Trustee
480 Washington Boulevard
16th Floor
Jersey City, NJ 07310
Attention: Securities Window – Wingstop Funding LLC

Re:     Wingstop Funding LLC $500,000,000 Series 2024-1 5.858% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”)
Reference is hereby made to (i) the Second Amended and Restated Base Indenture, dated as of March 9, 2022 (as amended by the First Supplement to the Second Amended and Restated Base Indenture, dated as of December 3, 2024 and as further amended, amended and restated, supplemented or modified, is herein called the “Base Indenture”), between the Issuer and Citibank, N.A., as the trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as the securities intermediary thereunder, and (ii) the Series 2024-1 Supplement to the Base Indenture, dated as of December 3, 2024 (the “Series 2024-1 Supplement”), between the Issuer and Citibank, N.A., as the Trustee and as the securities intermediary thereunder. The Base Indenture and the Series 2024-1 Supplement are referred to herein collectively as the “Indenture”. Capitalized terms used and not otherwise defined herein shall have the meanings set forth or incorporated by reference in the Indenture.
This certificate relates to U.S.$ [ ] aggregate principal amount of Notes which are held in the form of an interest in a Rule 144A Global Note with DTC (CUSIP (CINS) No. 974153 AE8) in the name of [_____] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Temporary Regulation S Global Note in the name of [_____] [name of transferee] (the “Transferee”).
In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is the Issuer or an Affiliate of the Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated November 19, 2024 relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor.
In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Issuer, the Note Registrar and the Trustee that either the Transferee is the Issuer or an Affiliate of the Issuer or:
1.the offer of the Notes was not made to a Person in the United States or a Competitor;
2.at the time the buy order was originated, the Transferee was outside the United States;
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3.no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or 904(a) of Regulation S, as applicable;
4.the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the 1933 Act provided by Regulation S;
5.the Transferee is not a U.S. Person (as defined in Regulation S);
6.if the sale is made during a restricted period and the provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1) of Regulation S are applicable thereto, the Transferee confirms that such sale has been made in accordance with the applicable provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1), as the case may be;
7.the Transferee is not purchasing such Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person;
8.the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;
9.the Transferee understands that the Manager, the Issuer and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories;
10.the Transferee understands that the Manager, the Issuer and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website;
11.the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;
12.it is not a Competitor;
13.either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) nor a governmental, church, non-U.S. or other plan which is subject to any federal, state, local or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any federal, state, local or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code;
14.if it is using assets of a Plan to acquire or hold the Notes or any interest therein, then such purchaser or transferee, as applicable, further represents that (i) none of WRI, the Guarantors, the Issuer, the Initial Purchasers, the Trustee, the Servicer or the Back-Up Manager or any of their respective affiliates or agents (the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied upon for any advice, with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Notes, and none of the Transaction Parties shall at any time be
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relied upon as the Plan’s fiduciary with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Notes, and (ii) the decision to invest in the Notes has been made at the recommendation or direction of an independent fiduciary who (a) is independent of the Transaction Parties; (b) is capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies; (c) is a fiduciary (under ERISA and/or Section 4975 of the Code) with respect to the Plan’s investment in the Notes and is responsible for exercising independent judgment in evaluating the investment in the Notes; and (d) is aware of and acknowledges that (1) none of the Transaction Parties is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the Plan’s investment in the Notes, and (2) the Transaction Parties have a financial interest in the Plan’s investment in the Notes; and
15.it is:
_____ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”); or
_____ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code.
The representations made pursuant to clause 7 above shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note. The Transferee agrees to provide prompt written notice to the Issuer, the Note Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in clause 7 above. The Transferee further agrees to indemnify and hold harmless the Issuer, the Trustee, the Note Registrar and the Initial Purchasers and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements in this clause and clause 7 above. Any purported transfer of the Notes (or interest therein) that does not comply with the requirements of this clause and clause 7 above shall be null and void ab initio.
The Transferee understands that the Issuer, the Trustee, the Note Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

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[Name of Transferee]

By:
Name:
Title:
Dated:

Registered Name (if Nominee):

cc:	c/o Wingstop Inc.
15505 Wright Brothers Drive
Addison, TX 75001
Attention: Gerry McGrath

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EXHIBIT B-2
FORM OF TRANSFEREE CERTIFICATE
FOR TRANSFERS OF INTERESTS IN RULE 144A GLOBAL NOTES
TO INTERESTS IN PERMANENT REGULATION S GLOBAL NOTES
Citibank, N.A., as Trustee
480 Washington Boulevard
16th Floor
Jersey City, NJ 07310
Attention: Securities Window – Wingstop Funding LLC

Re:     Wingstop Funding LLC $500,000,000 Series 2024-1 5.858% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”)
Reference is hereby made to (i) the Second Amended and Restated Base Indenture, dated as of March 9, 2022 (as amended by the First Supplement to the Second Amended and Restated Base Indenture, dated as of December 3, 2024 and as further amended, amended and restated, supplemented or modified, is herein called the “Base Indenture”), between the Issuer and Citibank, N.A., as the trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as the securities intermediary thereunder, and (ii) the Series 2024-1 Supplement to the Base Indenture, dated as of December 3, 2024 (the “Series 2024-1 Supplement”), between the Issuer and Citibank, N.A., as the Trustee and as the securities intermediary thereunder. The Base Indenture and the Series 2024-1 Supplement are referred to herein collectively as the “Indenture”. Capitalized terms used and not otherwise defined herein shall have the meanings set forth or incorporated by reference in the Indenture.
This certificate relates to U.S.$ [ ] aggregate principal amount of Notes which are held in the form of an interest in a Rule 144A Global Note with DTC (CUSIP (CINS) No. 974153 AE8) in the name of [_____] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Permanent Regulation S Global Note in the name of [_____] [name of transferee] (the “Transferee”).
In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is the Issuer or an Affiliate of the Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum, dated November 19, 2024, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor.
In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Issuer, the Note Registrar and the Trustee that either the Transferee is the Issuer or an Affiliate of the Issuer or:
1.the offer of the Notes was not made to a Person in the United States or a Competitor;
2.at the time the buy order was originated, the Transferee was outside the United States;
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3.no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or 904(a) of Regulation S, as applicable;
4.the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the 1933 Act provided by Regulation S;
5.the Transferee is not a U.S. Person (as defined in Regulation S);
6.the Transferee is not purchasing such Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person;
7.the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;
8.the Transferee understands that the Manager, the Issuer and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories;
9.the Transferee understands that the Manager, the Issuer and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website;
10.the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;
11.it is not a Competitor;
12.either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) nor a governmental, church, non-U.S. or other plan which is subject to any federal, state, local or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any federal, state, local or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code;
13.if it is using assets of a Plan to acquire or hold the Notes or any interest therein, then such purchaser or transferee, as applicable, further represents that (i) none of WRI, the Guarantors, the Issuer, the Initial Purchasers, the Trustee, the Servicer or the Back-Up Manager or any of their respective affiliates or agents (the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied upon for any advice, with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Notes, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Notes, and (ii) the decision to invest in the Notes has been made at the recommendation or direction of an independent fiduciary who (a) is independent of the Transaction Parties; (b) is capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies; (c) is a fiduciary (under ERISA and/or Section
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4975 of the Code) with respect to the Plan’s investment in the Notes and is responsible for exercising independent judgment in evaluating the investment in the Notes; and (d) is aware of and acknowledges that (1) none of the Transaction Parties is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the Plan’s investment in the Notes, and (2) the Transaction Parties have a financial interest in the Plan’s investment in the Notes; and
14.it is:
_____ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”); or
_____ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code.
The representations made pursuant to clause 6 above shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note. The Transferee agrees to provide prompt written notice to the Issuer, the Note Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in clause 6 above. The Transferee further agrees to indemnify and hold harmless the Issuer, the Trustee, the Note Registrar and the Initial Purchasers and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements in this clause and clause 6 above. Any purported transfer of the Notes (or interest therein) that does not comply with the requirements of this clause and clause 6 above shall be null and void ab initio.
The Transferee understands that the Issuer, the Trustee, the Note Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.
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[Name of Transferee]

By:
Name:
Title:
Dated:

Registered Name (if Nominee):

cc:	c/o Wingstop Inc.
15505 Wright Brothers Drive
Addison, TX 75001
Attention: Gerry McGrath

B-2-4

EXHIBIT B-3
FORM OF TRANSFEREE CERTIFICATE
FOR TRANSFERS OF INTERESTS IN TEMPORARY REGULATION S GLOBAL NOTES
OR PERMANENT REGULATION S GLOBAL NOTES
TO INTERESTS IN RULE 144A GLOBAL NOTES
Citibank, N.A., as Trustee
480 Washington Boulevard
16th Floor
Jersey City, NJ 07310
Attention: Securities Window – Wingstop Funding LLC

Re:     Wingstop Funding LLC $500,000,000 Series 2024-1 5.858% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”)
Reference is hereby made to (i) the Second Amended and Restated Base Indenture, dated as of March 9, 2022 (as amended by the First Supplement to the Second Amended and Restated Base Indenture, dated as of December 3, 2024 and as further amended, amended and restated, supplemented or modified, is herein called the “Base Indenture”), between the Issuer and Citibank, N.A., as the trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as the securities intermediary thereunder, and (ii) the Series 2024-1 Supplement to the Base Indenture, dated as of December 3, 2024 (the “Series 2024-1 Supplement”), between the Issuer and Citibank, N.A., as the Trustee and as the securities intermediary thereunder. The Base Indenture and the Series 2024-1 Supplement are referred to herein collectively as the “Indenture”. Capitalized terms used and not otherwise defined herein shall have the meanings set forth or incorporated by reference in the Indenture.
This certificate relates to U.S.$ [ ] aggregate principal amount of Notes which are held in the form of [an interest in a Temporary Regulation S Global Note with DTC][an interest in an Permanent Regulation S Global Note with DTC] (CUSIP (CINS) No. U97015 AD0) in the name of [_____] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Rule 144A Global Note in the name of [_____] [name of transferee] (the “Transferee”).
In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is the Issuer or an Affiliate of the Issuer or (B) such Notes are being transferred in accordance with (i) the applicable transfer restrictions set forth in the Indenture and in the Offering Memorandum, date November 19, 2024, relating to the Notes and (ii) Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and any applicable securities laws of any state of the United States or any other jurisdiction, and that the Transferee is purchasing the Notes for its own account or one or more accounts with respect to which the Transferee exercises sole investment discretion, and the Transferee and any such account represent, warrant and agree that either it is the Issuer or an Affiliate of the Issuer or:
1.it is (a) a Qualified Institutional Buyer and not a Competitor, (b) aware that the sale to it is being made in reliance on Rule 144A and (c) acquiring such Notes for its own account or for the account of another person who is a Qualified Institutional Buyer and not a Competitor with respect to which it exercise sole investment discretion;
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2.it is not formed for the purpose of investing in the Notes, except where each beneficial owner is a Qualified Institutional Buyer;
3.it will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;
4.it understands that the Manager, the Issuer and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories;
5.it understands that the Manager, the Issuer and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website;
6.it will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;
7.it is not a Competitor;
8.either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) nor a governmental, church, non-U.S. or other plan which is subject to any federal, state, local or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any federal, state, local or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code;
9.if it is using assets of a Plan to acquire or hold the Notes or any interest therein, then such purchaser or transferee, as applicable, further represents that (i) none of WRI, the Guarantors, the Issuer, the Initial Purchasers, the Trustee, the Servicer or the Back-Up Manager or any of their respective affiliates or agents (the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied upon for any advice, with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Notes, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Notes, and (ii) the decision to invest in the Notes has been made at the recommendation or direction of an independent fiduciary who (a) is independent of the Transaction Parties; (b) is capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies; (c) is a fiduciary (under ERISA and/or Section 4975 of the Code) with respect to the Plan’s investment in the Notes and is responsible for exercising independent judgment in evaluating the investment in the Notes; and (d) is aware of and acknowledges that (1) none of the Transaction Parties is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the Plan’s investment in the Notes, and (2) the Transaction Parties have a financial interest in the Plan’s investment in the Notes; and
10.it is:
_____ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”); or
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_____ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code.
The Transferee understands that the Issuer, the Trustee, the Note Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to any matter covered hereby, and the Transferee hereby consents and agrees to such reliance and authorization.

B-3-3

[Name of Transferee]

By:
Name:
Title:
Dated:

Registered Name (if Nominee):

cc:	c/o Wingstop Inc.
15505 Wright Brothers Drive
Addison, TX 75001
Attention: Gerry McGrath

B-3-4